                       CHECKERS DRIVE-IN RESTAURANTS, INC.

                                       and

                           CERTAIN OF ITS SUBSIDIARIES

                         (collectively, the "BORROWERS")

                                       and

                          TEXTRON FINANCIAL CORPORATION

                                    ("LENDER")

                         ------------------------------

                                 LOAN AGREEMENT

                      SUBORDINATE CREDIT FACILITIES B AND C

                         ------------------------------



                              Dated: June 15, 2000

                                                          TABLE OF CONTENTS

                                                                                                                Page
     ARTICLE I             DEFINITIONS AND ACCOUNTING TERMS.......................................................1
         1.1      Certain Defined Terms...........................................................................1
         1.2      Accounting Terms...............................................................................10

     ARTICLE II            REVOLVING CREDIT AND BRIDGE LOAN COMMITMENTS..........................................10
         2.1      Commitments....................................................................................10
         2.2      Repayment......................................................................................11
         2.3      Requests for Revolving Credit Loans, Additional Conditions Precedent...........................11
         2.4      Revolving Credit Maturity Date.................................................................12
         2.5      Bridge Loan Maturity Date......................................................................12
         2.6      Borrowing Agency Provisions....................................................................13
         2.7      Obligations Joint and Several..................................................................13
         2.8      Waiver of Subrogation..........................................................................13

     ARTICLE III           CONDITIONS PRECEDENT..................................................................13
         3.1      Documents......................................................................................13
         3.2      Termination of Liens...........................................................................14
         3.3      Proposal Fee...................................................................................14
         3.4      Origination Fee................................................................................15
         3.5      Lender Costs and Expenses......................................................................15
         3.6      Other Documents................................................................................15
         3.7      No Default.....................................................................................15
         3.8      Accuracy of Representations and Warranties.....................................................15
         3.9      No Material Adverse Occurrence.................................................................15
         3.10     Payoff of Existing Note........................................................................15

     ARTICLE IV            IDENTIFICATION AND SUBSTITUTION
                           OF UNIT COLLATERAL....................................................................15
         4.1      Delivery of Documents..........................................................................15
         4.2      Identification of Pledged Units................................................................17
         4.3      Amendment of Security Documents................................................................18
         4.4      Costs and Expenses.............................................................................18
         4.5      Substitution of Pledged Units..................................................................18
         4.6      Release of Louisville/Lexington Units..........................................................20
         4.7      Sale of Units Under Contract...................................................................20

      ARTICLE V            REPRESENTATIONS AND WARRANTIES........................................................21
         5.1      Organization, Qualification and Authorization..................................................21
         5.2      Subsidiaries; Affiliates.......................................................................21
         5.3      Power and Authority............................................................................21
         5.4      Validity of Obligations........................................................................22

                                                             i
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
         5.5      Financial Statements...........................................................................22
         5.6      Litigation.....................................................................................22
         5.7      Accuracy of Information........................................................................22
         5.8      Taxes..........................................................................................22
         5.9      ERISA..........................................................................................23
         5.10     Titles and Liens...............................................................................23
         5.11     Environmental Compliance.......................................................................23
         5.12     Permits and Franchises.........................................................................24
         5.13     Franchise Agreements...........................................................................24
         5.14     Leases.........................................................................................24
         5.15     Location of Collateral.........................................................................24
         5.16     Patents, Trademarks, Etc.......................................................................24
         5.17     Labor Matters..................................................................................24
         5.18     Securities Acts................................................................................25
         5.19     Financial Solvency.............................................................................25

       ARTICLE V           AFFIRMATIVE COVENANTS.................................................................25
         6.1      Reporting Requirements ........................................................................25
         6.2      Maintain Assets ...............................................................................26
         6.3      Taxes, Assessments and Charges.................................................................26
         6.4      Notification of Changes........................................................................26
         6.5      Preservation of Existence......................................................................27
         6.6      Compliance with Law............................................................................27
         6.7      Conduct of Business............................................................................27
         6.8      Books and Records..............................................................................27
         6.9      Reimbursement of Expenses......................................................................28
         6.10     ERISA..........................................................................................28
         6.11     Leases.........................................................................................29
         6.12     Insurance .....................................................................................29
         6.13     Further Acts, etc. ............................................................................29
         6.14     Estoppel Certificates .........................................................................29
         6.15     Fixed Charge Coverage..........................................................................30
         6.16     Delivery of Documents Relating to the Initial Real Estate Collateral...........................30
         6.17     Delivery of Nondisturbance Agreements..........................................................31

      ARTICLE VII          NEGATIVE COVENANTS....................................................................31
         7.1      Liens and Encumbrances.........................................................................31
         7.2      Consolidation, Merger, etc.....................................................................32
         7.3      Arm's Length Transactions......................................................................32
         7.4      Hazardous Materials............................................................................32
         7.5      ERISA..........................................................................................32
         7.6      Fiscal Year....................................................................................32
         7.7      Subsidiaries...................................................................................32
         7.8      Debt...........................................................................................33


         7.9      Restricted Payments............................................................................33
         7.10     Advances, Investments and Loans................................................................33
         7.11     Average Senior Funded Debt to EBITDA...........................................................34
         7.12     EBITDA.........................................................................................34

      ARTICLE VIII      EVENTS OF DEFAULT; REMEDIES..............................................................34
         8.1      Events of Default..............................................................................34
         8.2      Remedies.......................................................................................36

      ARTICLE IX        MISCELLANEOUS............................................................................37
         9.1      Binding Effect; Assignment.....................................................................37
         9.2      Governing Law; Venue...........................................................................37
         9.3      Waiver of Jury Trial...........................................................................37
         9.4      [Intentionally Omitted]........................................................................37
         9.5      Notices........................................................................................37
         9.6      Amendment and Waiver...........................................................................38
         9.7      Headings.......................................................................................38
         9.8      Judicial Interpretation........................................................................38
         9.9      Severability...................................................................................39
         9.10     Agreement Supersedes...........................................................................39
         9.11     Acceptance.....................................................................................39

                                                         iii

                                                                                                               PAGE
         9.12     Opinion of Counsel.............................................................................39
         9.13     Secondary Market...............................................................................39
         9.14     No Reliance; No Lender Obligations.............................................................40
         9.15     Conflict Between Loan Documents................................................................40


LIST OF EXHIBITS
         EXHIBIT A                                                    Eligible Unit Requirements
         EXHIBIT B                                                    Title Policy Requirements
         EXHIBIT C                                                    Form of Unit Schedule
         EXHIBIT D-1                                                  Form of Landlord's Consent
         EXHIBIT D-2                                                  Form of Nondisturbance Agreement
         EXHIBIT E                                                    Form of Supplemental Opinion of Counsel
         EXHIBIT F                                                    Form of Amendment to Security Agreement
         EXHIBIT G                                                    Form of Mortgage
         EXHIBIT H                                                    Unit Schedule Deletion Certificate

LIST OF SCHEDULES
         UNIT SCHEDULES
         SCHEDULE 4.6                                                 Louisville/Lexington Units
         SCHEDULE 5.1                                                 Prior Names; Chief Executive Office
         SCHEDULE 5.2                                                 Subsidiaries
         SCHEDULE 5.6                                                 Litigation
         SCHEDULE 5.8                                                 Taxes and Assessments
         SCHEDULE 5.10                                                Units Subject to Purchase Agreements
         SCHEDULE 5.11                                                Exceptions to Environmental Representations
         SCHEDULE 5.13                                                Franchise Agreements
         SCHEDULE 5.15                                                Units
         SCHEDULE 5.17                                                Labor Matters
         SCHEDULE 5.19                                                Financial Solvency Matters
         SCHEDULE 7.8                                                 Permitted Debt
         SCHEDULE 7.10                                                Permitted Investments

     THIS LOAN AGREEMENT (this "LOAN AGREEMENT") is made and entered into as of this 15th day of June, 2000 by and among CHECKERS DRIVE-IN RESTAURANTS, INC., a Delaware corporation ("CHECKERS"), CHECKERS OF PUERTO RICO, INC., a Puerto Rico corporation ("CHECKERS PUERTO RICO"), RALLY'S OF OHIO, INC., an Ohio corporation ("RALLY'S OHIO"), and RALLY'S MANAGEMENT, INC., a Kentucky corporation ("RALLY'S MANAGEMENT"; Checkers, Checkers Puerto Rico, Rally's Ohio and Rally's Management are sometimes referred to herein individually as a "BORROWER" and collectively as the "BORROWERS") and TEXTRON FINANCIAL CORPORATION, a Delaware corporation (the "LENDER").

                                   WITNESSETH:

     WHEREAS, the Borrowers have requested that Lender extend to them a subordinate revolving credit loan in the original principal amount of up to $8,000,000, as more particularly described herein; and

     WHEREAS, the Borrowers have requested that Lender extend to them a [subordinate] bridge loan in the original principal amount of up to $20,000,000, as more particularly described herein; and

     WHEREAS, Lender has agreed to extend such loan upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Borrowers and the Lender hereby agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  Section 1.1 CERTAIN DEFINED TERMS. When used in this Agreement the following terms have the following meanings:

                  "AFFILIATE" means, at any time and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 25% or more of any class of voting or equity interests of any Borrower or any of their respective Subsidiaries, or any Person of which the Borrowers and their respective Subsidiaries own or hold, in the aggregate, directly or indirectly, 25% or more of any class of voting interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the foregoing, the term "AFFILIATE" when used with reference to any Borrower shall include the Persons identified on SCHEDULE 5.2 hereof as affiliates.

                  "AGREEMENT" means this Loan Agreement, as it may be amended, modified or supplemented from time to time.

                  "BLANKET FINANCING STATEMENTS" means each UCC financing statement executed by any Borrower in favor of the Lender covering all or any part of the Collateral described in the Blanket Security Agreement.

                  "BLANKET SECURITY AGREEMENT" means that certain Security Agreement of even date herewith from Borrowers in favor of the Lender covering all of the personal property of the Borrowers, other than property associated with and directly used in connection with the operation of a particular Unit, as the same may be amended, modified, supplemented or renewed from time to time.

                  "BORROWING AGENT" shall have the meaning assigned to such term in SECTION 2.4 hereof.

                  "BRIDGE NOTE" shall have the meaning assigned to such term in SECTION 2.2(b) hereof.

                  "BRIDGE LOAN" shall have the meaning assigned to such term in SECTION 2.1(b) hereof.

                  "BRIDGE LOAN MATURITY DATE" shall have the meaning assigned to such term in SECTION 2.5 hereof.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday, legal holiday or other day on which Lender ordinarily does not conduct business.

                  "BUSINESS VALUE" shall mean, with respect to any Unit, the value assigned to such Unit by the Lender in its reasonable discretion based upon, among other things, the results of the business valuation prepared for the Lender by Deloitte and Touche with respect to such Unit.

                  "CAPITAL STOCK" means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "CHANGE IN CONTROL" means the acquisition by any Person and its Affiliates, or group of Persons and their respective Affiliates acting in concert, of more than 35% percent of the issued and outstanding Capital Stock of Checkers, on a fully-diluted basis.

                  "CLOSING DATE" means the date of this Agreement.

                  "CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute, together with the regulations thereunder.

                  "COLLATERAL" means, collectively, the personal property described in the Mortgage and in the Security Agreements.

                  "COLLATERAL CONVERSION DATE shall have the meaning assigned to that term in SECTION 4.3 hereof.

                  "COMMITMENT TERMINATION DATE" means the earlier of (a) the Revolving Credit Maturity Date; or (b) the date the Revolving Credit Commitment is terminated upon the occurrence of an Event of Default or otherwise.

                  "CONSOLIDATED", when used in connection with any calculation, means a calculation to be determined on a consolidated basis for a Person and its Subsidiaries in accordance with GAAP.

                  "CONTROL EVENT" means (a) the execution by any Borrower of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, will likely be expected to result in a Change in Control, (b) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or (c) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Securities Exchange Act of 1934 as in effect on the Closing Date) or related persons constituting a group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934 as in effect on the Closing Date) to the holders of the Capital Stock of any Borrower or any of their respective Subsidiaries, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

                  "CURRENT PORTION OF LONG TERM DEBT" shall have the meaning assigned to that term under GAAP.

                  "DEBT" of any Person means all obligations of such Person under capitalized leases, all debt created, issued, guaranteed, incurred or assumed by such Person for money borrowed, all liability for the deferred purchase price of property or services, all contingent liabilities including the obligation to reimburse any financial institution for any drafts drawn on letters of credit, and obligations secured by any lien on property owned by such Person.

                  "DEFAULT" means any Event of Default and any event which would be an Event of Default with the giving of notice or lapse of any applicable grace period, or both.

                  "EBITDA" means, with regard to any Person for any applicable computation period, such Person's consolidated net income, PLUS
(a) Interest Expense, (b) income and franchise taxes paid or accrued during such period, (c) depreciation, (d) amortization, and
(e) other non-cash charges, MINUS (a) extraordinary gains of such Person and its Subsidiaries, and (b) dividends, disbursements and draws to owners/stockholders.

                  "EBITDAR" means, with regard to any Person for any applicable computation period, such Person's consolidated net income, PLUS
(a) Interest Expense, (b) income and franchise taxes paid or accrued during such period, (c) depreciation, (d) amortization, and (e) Rent Expense, MINUS
(a) extraordinary gains of such Person and its Subsidiaries resulting from changes in the application of GAAP, (b) dividends, disbursements and draws to owners/stockholders; and (c) until such time as the liabilities are paid in full and the obligations of the Lender to make any advance hereunder is terminated, amounts paid by such Person and its Subsidiaries to repurchase Common Stock of such Person and its Subsidiaries.

                  "ELIGIBLE UNIT" means a Unit that satisfies the requirements set forth on EXHIBIT A attached hereto.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is a member of a group of which any Borrower is a member and which is treated as a single employer under Section 414 of the Code.

                  "EXISTING NOTES" means those certain $85,000,000 9 7/8% Senior Notes due June 15, 2000 issued by Rally's Hamburgers, Inc., on March 9, 1993.

                  "EVENT OF DEFAULT" has the meaning given in ARTICLE VII hereof.

                  "FINANCING STATEMENTS" means, collectively, the Unit Financing Statements and the Blanket Financing Statements.

                  "FIXED CHARGE COVERAGE RATIO" means, for any applicable computation period, the ratio of: (a) EBITDAR; to (b) Interest Expense, Rent Expense and Current Portion of Long Term Debt.

                  "FRANCHISE AGREEMENT" means each franchise, license or similar agreement between a Borrower and any other Person by which such Person obtains the right to use or conduct business under any trademark or tradename of such Borrower, including without limitation the "Checkers" or "Rally's" trademarks or tradenames, as the same may be amended from time to time.

                  "GAAP" means generally accepted accounting principles consistently applied and maintained throughout the period indicated, except for changes mandated by the Financial Accounting Standards Board or any similar accounting authority of comparable standing.

                  "HAZARDOUS MATERIALS" means any material designated pursuant to the Clean Water Act, Title 33 U.S.C. Section 1321, any element, compound, mixture, solution or substance designated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, Title 42 U.S.C. Section 9602, any hazardous waste having the characteristics identified under or listed pursuant to the Solid Waste Disposal Act, Title 42, U.S.C. Section 6921, any toxic pollutant listed under Section 307(a) of the Clean Water Act, Title 33 U.S.C. Section 1317(a), any hazardous air pollutant listed under Section 112 of the Clean Air Act, Title 42 U.S.C.
Section 7412, any imminently hazardous chemical substance or mixture with respect to which the Administrator of the Environmental Protection Agency has taken action pursuant to Section 7 of the Toxic Substances Control Act, Title 15 U.S.C. Section 2606 and any "Hazardous Waste," "Hazardous Material," "Pollutant or Contaminant" or similar term as defined under laws of any state in which any Unit or Mortgaged Property is located. The term also includes, but is not limited to, polychlorinated biphenyls, asbestos, urea formaldehyde and related substances.

                  "INDEMNITY AGREEMENT" means each Environmental and ADA Indemnity Agreement or similar agreement from any Borrower in favor of the Lender relating to all or any portion of the Mortgaged Properties, as the same may be amended, modified or supplemented from time to time.

                  "INTEREST EXPENSE" means, for any applicable computation period, all interest paid or accrued during such period by any Person and its Subsidiaries, determined on a consolidated basis and in accordance with GAAP.

                  "INVESTMENT" means the acquisition, purchase, making or holding of any stock or other security, any loan, advance, contribution to capital, extension of credit (except for trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms), any acquisitions of real and personal property (other than real and personal property acquired in the ordinary course of business) and any purchase or commitment or option to purchase stock or other debt or equity securities of, or any interest in, another Person or any integral part of any business or the assets comprising such business or part thereof.

                  "LANDLORD'S CONSENT" means a Landlord's Consent or similar agreement entered into by and among Lender, a Borrower and the fee owner of the real property described in a Lease, as the same may be amended, modified or supplemented from time to time.

                  "LEASE" means any real property lease relating to a Pledged Unit including, without limitation, any leases described in the Unit Schedules, as the same may be amended, modified or supplemented from time to time.

                  "LEASED PROPERTY" means real property relating to a Pledged Unit if a Person other than a Borrower, or an Affiliate of a Borrower, holds fee title to the land, or to both the land and improvements, constituting such real property.

                  "LOUISVILLE/LEXINGTON UNITS" means the Units described on
SCHEDULE 4.6 attached hereto.

                  "LIABILITIES" means each and every Debt, liability and other obligation of every type and description arising under or in connection with any of the Loan Documents which a Borrower may now or at any time hereafter owe to Lender including, without limitation, all indebtedness, liabilities and obligations of the Borrowers arising under this Agreement or evidenced by the Notes.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, the Financing Statements, the Mortgage, the Security Agreements, the Indemnity Agreement and the Subordination Agreement, individually or collectively as the case may be, as the same may hereafter be amended, modified, restated or renewed from time to time. The term "LOAN DOCUMENTS" shall also include each Financing Statement, Landlord's Consent and Nondisturbance Agreement delivered under SECTION 4.1 hereof or otherwise.

                  "MATERIAL ADVERSE OCCURRENCE" means an occurrence of any kind, whether or not insured against, which does or will materially adversely affect the financial condition or operations of any Borrower, or materially impair the ability of any Borrower, to perform its respective obligations under any Loan Document.

                  "MINIMUM LOAN B BUSINESS VALUE" means, as of any date of determination, an amount equal to 200% of the Revolving Credit Amount as of such date.

                  "MORTGAGE" means that certain Mortgage, Deed to Secure Debt, Deed of Trust, Leasehold Mortgage, Leasehold Deed to Secure Debt Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement (Subordinate Credit Facilities B and C) to be given by the Borrowers, as grantors, in favor of Lender, as mortgagee/grantee with First Title Corporation or Fidelity National Title Insurance Corporation, as trustee, in the form of EXHIBIT G attached hereto covering the Real Property relating to each Pledged Unit, as the same may be amended, modified or supplemented from time to time.

                  "NONDISTURBANCE AGREEMENT" means a nondisturbance or similar agreement executed by a Borrower and any Person with an interest in the fee title to Property by which such Person agrees not to disturb the tenancy of the Borrower with respect such Property if such Borrower performs its obligations under the related Lease, as such nondisturbance or similar agreement may be amended, modified or supplemented from time to time.

                  "NOTES" means, collectively, the Revolving Credit Note and the Bridge Note.

                  "ORGANIZATIONAL DOCUMENTS" means (a) in the case of a corporation, Articles of Incorporation, Bylaws and Shareholder Control and similar agreements, (b) in the case of a partnership, Partnership Agreement and, if a limited partnership, Certificate of Limited Partnership, and (c) in the case of a limited liability company, Articles of Organization, Operating Agreement and Member Control and similar agreements.

                  "ORIGINATION FEE" shall have the meaning set forth in
SECTION 3.4 hereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation, established pursuant to Subtitle A of Title IV of ERISA, or any successor thereto or to the functions thereof.

                  "PERMITTED EXCEPTIONS" shall have the meaning given such term in SECTION 5.1 of the Mortgage.

                  "PERMITTED LIENS" means liens and encumbrances permitted by
SECTION 7.1 of this Agreement.

                  "PERSON" means any natural person, corporation, limited liability company, partnership, limited partnership, limited liability partnership, joint venture, organization or governmental entity.

                  "PLAN" means each employee pension or benefit plan (as those terms are defined in Section 3 of ERISA) maintained for the benefit of employees, officers or directors of any Borrower or of any Subsidiary of any Borrower or of any ERISA Affiliate.

                  "PLEDGED UNIT" means each Unit identified in a Unit Schedule that has been signed by the Borrowers and the Lender.

                  "PROHIBITED TRANSACTION" shall have the respective meanings assigned to such term in Section 4975 of the Code and Section 406 of ERISA.

                  "PROPERTY" means real property relating to a Pledged Unit and any other real property from time to time described in or covered by the Mortgage.

                  "REAL PROPERTY" means, with respect to any Unit, the real property owned or leased by a Borrower in connection with the operation of such Unit.

                  "RELATED LIABILITIES" means each and every Debt, liability and other obligation of every type and description arising under or in connection with any of the Related Loan Documents which a Borrower may now or at any time hereafter owe to Lender including, without limitation, all indebtedness, liabilities and obligations of the Borrower arising under the Related Loan Agreement or evidenced by the Related Notes.

                  "RELATED LOAN AGREEMENT" means that certain Loan Agreement (Senior Credit Facility A) of even date herewith by and among the Borrowers and the Lender, as the same may hereafter be amended, modified, restated or renewed from time to time.

                  "RELATED LOAN DOCUMENTS" means, collectively, the Related Loan Agreement and the other "Loan Documents", as that term is defined in the Related Loan Agreement, as the same may be amended, modified, restated or renewed from time to time.

                  "RELATED NOTE" shall mean that certain Term Note of even date herewith made jointly and severally payable by the Borrowers to the order of the Lender in the original principal amount of up to $12,000,000, as the same may hereafter be amended, modified, restated or renewed from time to time.

                  "RENT EXPENSE" means, for any applicable computation period, amounts paid by a Person and its Subsidiaries in respect of rent under any real property leases, determined on a consolidated basis and in accordance with GAAP.

                  "REPORTABLE EVENT" means a reportable event, as defined in
Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; PROVIDED, that for purposes of this Agreement, a failure to meet the minimum funding standard of
Section 412 of the Code and Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any waiver in accordance with Section 412(d) of the Code.

                  "RESTRICTED PAYMENT" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Borrower or any of its Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Borrower or any of its Subsidiaries, now or hereafter outstanding, or (d) any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Debt that is subordinated in right of payment to the prior payment of all or any portion of Debt to the Lender.

                  "REVOLVING CREDIT AMOUNT" shall have the meaning assigned to such term in SECTION 2.1(a) hereof.

                  "REVOLVING CREDIT CONVERSION DATE" shall mean the first date to occur on which all of the following events have occurred: (a) the Bridge Loan and all other obligations evidenced by the Bridge Note have been irrevocably paid in full, (b) the outstanding principal balance of the Revolving Credit Loans has been $0.00 for a period of thirty (30) days, and
(c) no Default has occurred and is continuing.

                  "REVOLVING CREDIT LOAN" shall have the meaning assigned to such term in SECTION 2.1(b) hereof.

                  "REVOLVING CREDIT LOAN COMMITMENT" means the commitment of the Lender to make Revolving Credit Loans to the Borrowers under SECTION 2.1(a) hereof.

                  "REVOLVING CREDIT NOTE" shall have the meaning assigned to such term in SECTION 2.2(a) hereof.

                  "REVOLVING CREDIT MATURITY DATE" shall have the meaning assigned to such term in SECTION 2.4 below.

                  "SECURITY AGREEMENTS" means, collectively, the Unit Security Agreement and the Blanket Security Agreement.

                  "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries, or any Person and one or more of its Subsidiaries, owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries, or such person and one or more of its Subsidiaries. Unless the context otherwise clearly requires, any reference to "Subsidiary" is a reference to a Subsidiary of Checkers.

                  "SUBORDINATION AGREEMENT" means that certain Subordination Agreement of even date herewith by and among the Borrowers and the Lender.

                  "TITLE" means Fidelity National Title Company.

                  "UNIT" means each restaurant facility owned and operated by a Borrower under Checkers' comprehensive system for developing and operating a "Checkers" or "Rally's" restaurant, which system includes trademarks, building designs and layouts, equipment, ingredients, recipes and specifications for authorized food products, methods of inventory control and operational and business standards and policies.

                  "UNIT FINANCING STATEMENTS" means each UCC financing statement executed by any Borrower in favor of the Lender covering all or any part of the Collateral described in the Unit Security Agreement or the Mortgage.

                  "UNIT SECURITY AGREEMENT" means that certain Unit Security Agreement of even date herewith from Borrowers in favor of the Lender covering, prior to the Collateral Conversion Date, all personal property of the Borrowers located at or used in connection with the Units and, from and after the Collateral Conversion Date, all personal property of the Borrowers located at or used in connection with the Pledged Units, as the same may be amended, modified, supplemented or renewed from time to time.

                  "UNIT SCHEDULE" means, collectively, each unit schedule attached to this Agreement and each unit schedule made a part of this Agreement after the Closing Date pursuant to SECTION 4.2(b) hereof, each of which is incorporated herein by reference.

                  Section 1.2 ACCOUNTING TERMS. All accounting terms not otherwise specifically defined in this Agreement shall be construed in accordance with GAAP.

                                   ARTICLE II

                   REVOLVING CREDIT AND BRIDGE LOAN COMMITMENTS

                  Section 2.1  COMMITMENTS.

                  (a) The Lender agrees to make loans (each, a "REVOLVING CREDIT LOAN" and collectively, the "REVOLVING CREDIT LOANS") to the Borrowers during the period from and after the date hereof to the Commitment Termination Date, in such amounts and at such times as the Borrower may from time to time request, up to but not in excess of the Revolving Credit Amount. Revolving Credit Loans made by the Lender may be repaid and, subject to the terms and conditions hereof and of the Revolving Credit Note, reborrowed to the Commitment Termination Date. For purposes hereof, the term "REVOLVING CREDIT Amount" shall mean $8,000,000; PROVIDED, that the Borrowers shall have the right to terminate or permanently reduce the unused portion of the Revolving Credit Amount at any time or from time to time upon not less than five
         (5) Business Days' prior written notice to Lender of each such termination or reduction, which notice shall specify the effective date and amount of any such reduction which shall be in a minimum amount of $1,000,000 or integral multiple of $500,000 in excess thereof and shall be irrevocable and effective upon receipt by Lender. Notwithstanding the foregoing, such reduction or termination of the Revolving Credit Amount shall be permitted only if, after giving effect thereto and any prepayments of the Revolving Credit Loans on the effective date thereof, the outstanding aggregate balance of the Revolving Credit Loan would not exceed the Revolving Credit Amount.

                  (b) The Lender agrees, upon the terms and subject to the conditions set forth in this Agreement and the other Loan Documents, to extend to the Borrowers on the Closing Date a bridge loan (the "BRIDGE LOAN") in a single advance on the Closing Date in the original principal amount of up to Twenty Million Dollars ($20,000,000), PROVIDED that the advance amount requested by the Borrowers shall be not less than $1,000,000 and an integral multiple of $250,000 in excess thereof. The Bridge Loan will be advanced in accordance with the payment instructions referred to in SECTION 3.1 and will be used by the Borrowers solely to refinance existing Debt of the Borrowers, and to finance certain closing costs. The

         Lender shall have no obligation to make more than one advance of the Bridge Loan and shall have no obligation to make any advance of the Bridge Loan after the Closing Date.

                  Section 2.2  REPAYMENT.

                  (a) The Revolving Credit Loan shall be evidenced by and payable in accordance with the terms of a Revolving Credit Note of even date herewith made payable jointly and severally by the Borrowers to the order of the Lender in the original principal amount of $8,000,000 (as the same may be amended, modified, supplemented, extended, restated or replaced from time to time, the "REVOLVING CREDIT NOTE").

                  (b) The Bridge Loan shall be evidenced by and payable in accordance with the terms of a promissory note of even date herewith made payable jointly and severally by the Borrowers to the order of the Lender in the original principal amount of $20,000,000 (as the same may be amended, modified, supplemented, extended, restated or replaced from time to time, the "BRIDGE NOTE"). Any principal of the Bridge Loan which is repaid may not be reborrowed, and any prepayment of all or any part of the Bridge Loan shall be made in strict accordance with the provisions of the Bridge Note.

                  Section 2.3 REQUESTS FOR REVOLVING CREDIT LOANS; ADDITIONAL CONDITIONS PRECEDENT.

                  (a) Except as expressly provided elsewhere in this Agreement, Revolving Credit Loans shall be requested in writing by the Borrowing Agent on behalf of the Borrowers and given so as to be received by the Lender not later than 2:00 p.m., Tempe, Arizona local time on the date of the requested Revolving Credit Loan, which date must be a Business Day. The Lender will, following timely receipt of such a request and subject to the other terms and conditions hereof, make the requested Revolving Credit Loan available to the Borrowers by the end of the Business Day next following the date on which the request is made. The failure of the Borrowing Agent or any other Borrower to comply with the provisions of this SECTION 2.3(a) shall not in any manner affect the obligation of the Borrowers to repay each Revolving Credit Loan in accordance with the terms of this Agreement.

                  (b) The Borrowers shall provide the Lender with documentation satisfactory to the Lender indicating the names of those employees of the Borrowing Agent authorized by the Borrowing Agent to, among other things, request Revolving Credit Loans and/or to authorize disbursement of the proceeds of Revolving Credit Loans by wire transfer or otherwise. The Lender shall be entitled to rely upon such documentation until notified in writing by the Borrowing Agent of any change(s) in the names of persons so authorized. The Lender shall be entitled to act on the instructions of anyone identifying himself as one of the persons authorized to request Loans or disbursements of Loan proceeds by telephone and the Borrowers shall be bound thereby in the same manner as if the person were actually so authorized. The Borrowers jointly and severally agree to indemnify and hold the Lender harmless from any and all claims, damages, liabilities, losses, costs and expenses (including reasonable attorneys' fees) which may arise or be created by the acceptance of instructions (telephonic or otherwise) for making Revolving Credit Loans or disbursing Revolving Credit Loan proceeds by wire transfer or otherwise, or for application of payments.

                  (c) In addition to the conditions precedent set forth in
         ARTICLE III below, the obligation of the Lender to make any Revolving Credit Loan shall be subject to satisfaction of the following additional conditions precedent:

                           (i) the representations and warranties contained in
                  Article V hereof shall be true and correct on and as of the date such Revolving Credit Loan is advanced as if made on and as of such date;

                           (ii) no Default or Event of Default shall have
                  occurred and be continuing, or would result from the advance of such Revolving Credit Loan; and

                           (iii) the aggregate amount of the requested Revolving
                  Credit Loan and all outstanding Revolving Credit Loans shall not exceed the Revolving Credit Amount.

                  Section 2.4  REVOLVING CREDIT MATURITY DATE.

                           (a) Unless and until such time as the Borrowers exercise the extension option set forth in SECTION 2.4(b) below, the Revolving Credit Maturity Date shall be June 15, 2001.

                           (b) The Borrowers shall have the option, at any time after May 15, 2001 and prior to June 1, 2001, to extend the Revolving Credit Maturity Date to June 15, 2002; PROVIDED, that on the date the Borrowers exercise such option, (i) no Default or Event of Default has occurred and is continuing hereunder, (ii) the Collateral Conversion Date has occurred, and (iii) the Borrowers have paid the Lender an extension fee equal to one percent (1%) of the principal balance of the Bridge Loan outstanding on such date. Such option may be exercised by providing the Lender with written notice thereof in accordance with the provisions of SECTION 9.5 hereof. Provided that the conditions to the exercise of such option have been satisfied, the Revolving Credit Maturity Date shall be extended to June 15, 2002 upon receipt by the Lender of the notice referred to above.

                  Section 2.5  BRIDGE LOAN MATURITY DATE.

                           (a) Unless and until such time as the Borrowers exercise the extension option set forth in SECTION 2.5(b) below, the Bridge Loan Maturity Date shall be December 15, 2000.

                           (b) The Borrowers shall have the option, at any time after October 15, 2000 and prior to December 1, 2000, to extend the Bridge Loan Maturity Date to June 15, 2001; PROVIDED, that on the date the Borrowers exercise such option, (i) no Default or Event of Default has occurred and is continuing hereunder, (ii) the Collateral Conversion Date has occurred, and (iii) the Borrowers have paid the Lender an extension fee equal to one percent (1%) of the principal balance of the Bridge Loan outstanding on such date. Such option may be exercised by providing the Lender with written notice thereof in accordance with the provisions of Section 9.5 hereof. Provided that the conditions to the exercise of such option have been satisfied, the Bridge Loan Maturity Date shall be extended to June 15, 2001 upon receipt by the Lender of the notice referred to above.

                  Section 2.6 BORROWING AGENCY PROVISIONS. Each Borrower hereby irrevocably designates Checkers (in such capacity, the "BORROWING AGENT") to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Borrower or Borrowers, and hereby authorizes the Lender to pay over or credit all loan proceeds hereunder in accordance with the request of the Borrowing Agent.

                  Section 2.7 OBLIGATIONS JOINT AND SEVERAL. All obligations of the Borrowers hereunder and under the other Loan Documents shall be joint and several. Each Borrower hereby agrees to make payment upon the maturity of the Liabilities, whether by acceleration or otherwise, and such obligation and liability on the part of each Borrower shall in no way be affected by any act or omission of the Lender including, without limitation any extension, renewal or forbearance granted by the Lender to any Borrower, any failure of the Lender to pursue or preserve its rights against any Borrower or the release by the Lender of any collateral now or hereafter given as security for all or any part of such obligations.

                  Section 2.8 WAIVER OF SUBROGATION. Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Borrower may now or hereafter have against the other Borrowers or any other person directly or contingently liable for the Liabilities, or against or with respect to the other Borrowers' property (including, without limitation, any property which is collateral for the Liabilities), arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the Liabilities.

                                  ARTICLE III

                             CONDITIONS PRECEDENT

                  In addition to the other conditions to the extension of credit contained in this Agreement, the obligation of the Lender to make the initial Revolving Credit Loan and the Term Loan is subject to the satisfaction of the following conditions:

                  Section 3.1 DOCUMENTS. The Borrowers shall have delivered or caused the delivery of the following documents and instruments to the Lender, each in form and substance acceptable to Lender:

                  (a) This Loan Agreement, the Note, the Security Agreements and the Subordination Agreement, each duly executed by the parties thereto.

                  (b) UCC Financing Statements from each Borrower in form and substance acceptable to lender for filing in such jurisdictions as Lender may require;

                  (c) Copies of the Organizational Documents of each Borrower, together with all amendments and restatements to date, certified by an appropriate officer of such Borrower.

                  (d) Certified copies of the resolutions of the Board of Directors of each Borrower authorizing its execution and delivery of the relevant Loan Documents and identifying the officers authorized to execute the Loan Documents and request an advance of the proceeds of the Loans, together with an incumbency certificate listing the names and titles of the officers of such Borrower.

                  (e) Certificates of good standing, existence or its equivalent with respect to each Borrower certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to constitute a Material Adverse Occurrence.

                  (f) Opinion(s) of legal counsel to the Borrowers in form and substance acceptable to Lender and its counsel.

                  (g) Evidence of: (i) hazard and extended coverage insurance acceptable to Lender covering the Collateral; such insurance to name the Borrowers as insured, as their respective interests appear, and Lender as loss payee with long form lender's endorsement to be in an amount not less than the full replacement value of the Collateral, to provide for thirty (30) days' prior written notice to the Lender of cancellation or nonrenewal and to otherwise comply with the requirements of the Mortgage and the Security Agreement; and (ii) liability insurance acceptable to Lender naming each Borrower as insured and Lender as additional insured and to provide for thirty (30) days' prior written notice to the Lender of cancellation or renewal.

                  (h) UCC, state/federal tax lien and bankruptcy searches on such parties and in such locations as the Lender may require.

                  (i) Payment instructions regarding the advance of funds against the Note.

                  Section 3.2 TERMINATION OF LIENS. Borrowers shall have provided evidence satisfactory to Lender of the termination and satisfaction of all liens and encumbrances (other than Permitted Liens and Permitted Exceptions) against the Properties and the Collateral.

                  Section 3.3 PROPOSAL FEE. Borrowers shall have paid to Lender, in connection with the transactions contemplated hereunder and under the Related Loan Agreement, a proposal fee of $100,000 (the "PROPOSAL FEE"), which fee lender acknowledges was received prior to the Closing Date and agrees will be applied to customary closing costs and expenses such as reasonable attorney's fees, business valuations and title insurance charges.

                  Section 3.4 ORIGINATION FEE. Borrowers shall have paid to Lender a fully earned, nonrefundable origination fee of $800,000 (the "ORIGINATION FEE"). Borrowers acknowledge that the Origination Fee is separate and distinct from any origination fee due to the Lender under the Related Loan Agreement. Borrowers acknowledge that the Origination Fee is separate and distinct from any origination fee due under the Related Loan Agreement.

                  Section 3.5 LENDER COSTS AND EXPENSES. Borrowers shall have paid all costs and expenses incurred by the Lender in connection with the documentation and closing of the Loans including, without limitation, reasonable attorney's fees, and shall have deposited with Lender such amounts as Lender may reasonably require to pay the costs and expenses, including reasonable attorneys' fees, the Lender estimates it will incur after the Closing Date in connection with its review and approval of Units under
ARTICLE IV hereof.

                  Section 3.6 OTHER DOCUMENTS. Borrowers shall have delivered to Lender such other documents as the Lender may require.

                  Section 3.7 NO DEFAULT. No Default exists or will result from the making of the initial advance.

                  Section 3.8 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in ARTICLE V shall be true and correct as of the date of the Closing Date

                  Section 3.9 NO MATERIAL ADVERSE OCCURRENCE. No Material Adverse Occurrence shall have occurred.

                  Section 3.10 PAYOFF OF EXISTING NOTES. Evidence reasonably satisfactory to Lender that (a) the proceeds of the advances to be made against the Notes and the Related Note on the Closing Date, together with such additional cash payments to be made by the Borrowers on the Closing Date, are sufficient to pay the Existing Notes in full and then finally satisfy all obligations of the Borrowers with respect thereto, and (b) such advances and cash payments will be paid on the Closing Date to the holders of the Existing Notes or their trustee or designee in full and final payment of the Existing Notes.

                                   ARTICLE IV

                IDENTIFICATION AND SUBSTITUTION OF PLEDGED UNITS

                  Section 4.1 DELIVERY OF DOCUMENTS. Borrowers may from time to time request that the Lender approve an Eligible Unit as a Pledged Unit in accordance with the provisions of SECTION 4.2 below by delivering or causing to be delivered to Lender the following documents, instruments and agreements:

                  (a) the address of the Unit, including street address, city, state and zip code;

                  (b) a legal description of the Real Property relating to the Unit;

                  (c) if the Real Property relating to the Unit is Leased Property, (a) a copy of the applicable Lease, including all amendments and supplements thereto, and (b) a copy of a memorandum of lease describing the applicable Lease in detail reasonably acceptable to Lender and evidence acceptable to Lender that such memorandum has been recorded in all appropriate recording offices;

                  (d) a title policy or marked-up title commitment covering the Real Property relating to the Unit which satisfies the requirements set forth on EXHIBIT B and is otherwise in form and substance reasonably acceptable to Lender, together with copies of all documents, instruments, agreements and other items shown as exceptions on said title policy or commitment;

                  (e) if a Borrower is the fee owner of the land and/or improvements constituting the Real Property relating to the Unit, a policy of flood insurance naming the Lender as an additional insured covering the improvements located on the Real Property relating to the Unit in an amount equal to the maximum limit of coverage available for such property under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 and the National Flood Insurance Act of 1994, as each may be amended (the "FLOOD INSURANCE ACTS"), or proof reasonably satisfactory to Lender that no portion of the improvements located on the Real Property relating to the Unit is located in an area identified by the Federal Emergency Management Agency or any successor thereto as having special flood hazards pursuant to the Flood Insurance Acts;

                  (f) a properly completed and acknowledged environmental questionnaire in the form required by Lender relating to the Unit, such environmental searches and assessments as Lender may require and, if required by Lender, environmental insurance in such form and amount as Lender may reasonably require;

                  (g) with respect to the initial Pledged Unit, the Mortgage and, with respect to each other Pledged Unit, a counterpart Mortgage and Mortgage Supplement, covering the

         Real Property relating to the Unit in the form attached to the Mortgage and otherwise in form and substance reasonably acceptable to Lender, properly executed and acknowledged by all appropriate parties and filed of record in the appropriate recording offices;

                  (h) a UCC financing statement and a UCC fixture financing statement in such form as Lender may reasonably require covering all now existing or hereafter acquired furniture, fixtures and equipment of the Borrower relating to the Unit, properly executed and acknowledged by all appropriate parties and filed of record in the appropriate recording offices;

                  (i) such secured transaction, tax lien, judgment and other public records searches as Lender may require establishing to the reasonable satisfaction of the Lender that the furniture, fixtures and equipment relating to the Unit are subject to no liens or encumbrances other than those permitted under this Agreement;

                  (j) if the Real Property relating to the Unit is Leased Property, (i) a Landlord's Consent in substantially the form attached hereto as EXHIBIT D-1 properly executed by such parties as the Lender may reasonably require, and (ii) evidence reasonably satisfactory to Lender that Borrowers have used their best efforts to obtain a Nondisturbance Agreement in substantially the form attached hereto as EXHIBIT D-2 properly execute by such parties as the Lender may reasonably require;

                  (k) Current evidence of: (i) hazard and extended coverage insurance acceptable to Lender covering the improvements located on the Real Property relating to the Unit, such insurance to name the Borrowers as insured, as their respective interests appear, and Lender as mortgagee and loss payee with long form Lender's endorsement to be in an amount not less than the full replacement value of the improvements, to provide for thirty (30) days' prior written notice to the Lender of cancellation or nonrenewal and to otherwise comply with the requirements of the Mortgage; and (ii) hazard and extended coverage insurance acceptable to Lender covering the Collateral relating to the Unit; such insurance to name the Borrowers as insured, as their respective interests appear, and Lender as loss payee with long form lender's endorsement to be in an amount not less than the full replacement value of the Collateral, to provide for thirty (30) days' prior written notice to the Lender of cancellation or nonrenewal and to otherwise comply with the requirements of the Mortgage and the Security Agreement;

                  (l) a supplemental opinion of counsel relating to the Unit and the Mortgage or Mortgage Supplement relating thereto in substantially the form attached hereto as EXHIBIT E and otherwise in form and substance reasonably acceptable to Lender;

                  (m) two (2) original counterparts a completed Unit Schedule with respect to the Unit in the form attached hereto as EXHIBIT C, properly executed by the Borrowers;

                  (n) a business valuation with respect to the Unit prepared by Deloitte and Touche or another accounting firm acceptable to Lender; and

                  (o) such other documents, instruments and agreements relating to the Unit and the Borrowers as the Lender may reasonably require.

                  Section 4.2 IDENTIFICATION OF PLEDGED UNITS. Upon delivery of the items described in SECTION 4.1 above with respect to any Eligible Unit, Lender shall review the same and use its reasonable efforts to promptly advise the Borrowers of any deficiencies with respect thereto. Lender reserves the right to reject any deliverable that does not conform to the Lender's underwriting or due diligence standards. In the event that the Lender determines in its reasonable discretion that an Eligible Unit does not meet the Lender's underwriting standards or is unacceptable for any other reason, whether based on information obtained from the Borrowers pursuant to SECTION 4.1 above or otherwise, such Unit shall no longer constitute an Eligible Unit, and Lender shall use its reasonable efforts to promptly advise the Borrowers of the same. Upon receipt and review by the Lender of all of the items required to be delivered pursuant to SECTION 4.1 above with respect to any Eligible Unit and Lender's satisfaction in its reasonable discretion with the form, substance and content of the same, Lender shall execute the Unit Schedule relating to such Eligible Unit and promptly deliver an original counterpart of the same to the Borrowers. Each Unit Schedule shall, upon execution by the Borrowers and the Lender, constitute an addendum to this Agreement and each Unit described therein shall be identified as and constitute a Pledged Unit.

                  Section 4.3 AMENDMENT OF SECURITY DOCUMENTS. Provided no Default has occurred and is continuing, the Borrowers and the Lender shall execute an amendment to the Unit Security Agreement in substantially the form of EXHIBIT F attached hereto to cover only the Pledged Units and the Units identified on SCHEDULE 5.10 as subject to a commitment agreement for sale which have not been released by the Lender pursuant to SECTION 4.7 or otherwise, on the "Collateral Conversion Date", as that term is defined in the Related Loan Agreement.

                  Section 4.4 COSTS AND EXPENSES. Without limiting any other provision hereof, the Borrowers agree to reimburse the Lender on written demand (which demand shall be accompanied by reasonable supporting documentation, it being agreed that such documentation need not in any event include attorney/client privileged materials) for (a) any out-of-pocket expenses incurred by the Lender, including reasonable attorneys' fees, in connection with the matters contemplated by this ARTICLE IV; and (b) any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, this Agreement or the other Loan Documents, together with interest on any amount not paid within thirty (30) days of demand at the rate of interest then accruing on the Related Note.

                  Section 4.5 SUBSTITUTION OF PLEDGED UNITS. From and after the Collateral Conversion Date, and provided no Default has occurred and is continuing, the Lender will consent to the substitution of an Eligible Unit, or more than one Eligible Unit, for an existing Pledged Units, or more than one existing Pledged Unit, upon the following terms and subject to satisfaction of the following conditions:

                  (a) The Borrowers shall have identified to the Lender the Eligible Unit(s) and Pledged Unit(s) to be included as part of the substitution and provided to the Lender, with respect to each such Eligible Unit, the documents, instruments and agreements described in
         SECTION 4.1.

                  (b) The Lender shall have completed its review of the documents, instruments and agreements delivered pursuant to SECTION 4.5(a) and determined, in its reasonable discretion, that the Eligible Unit(s) to be substituted conforms to the Lender's then-existing underwriting and due diligence standards.

                  (c) The Borrowers shall have provided the Lender with such other documentation regarding the substitution of collateral as the Lender may reasonably request including, without limitation, such Uniform Commercial Code, judgment, bankruptcy and tax lien searches covering such persons and entities and in such jurisdictions as the Lender may require, and the Lender shall be satisfied in its sole discretion with the matters disclosed therein.

                  (d) The Business Value of the Eligible Unit(s) to be substituted shall, in the sole opinion of the Lender, equal or exceed the Business Value attributed by the Lender at such time to the Pledged Unit(s) such Eligible Unit is/are to replace.

                  (e) The Borrowers shall pay the Lender a wholly-earned collateral substitution fee of $500 per Eligible Unit to be substituted.

                  (f) The Borrowers shall have executed and delivered to the Lender, or caused the execution and delivery to the Lender of, all documents and instruments which the Lender deems reasonably necessary or desirable in accordance with prudent lending practices to consummate the substitution of collateral including, without limitation, such amendments to the Mortgage, Security Agreement and Financing Statements as may be necessary or desirable to acquire, perfect and maintain the interest of the Lender in and to such substitute collateral, subject only to such liens and encumbrances as may be permitted hereunder.

                  (g) The Lender shall have received a supplemental opinion or opinions of counsel for the Borrowers in such form and content as Lender may reasonably require.

                  (h) The Borrowers shall have paid all costs and expenses of the Lender, including attorneys' fees incurred by the Lender in reviewing and processing such substitution of collateral.

                  (i) If the Borrower is the fee owner of both the land and improvements constituting the Real Property relating to the Unit, the Lender shall have consented in writing to such substitution.

Upon satisfaction of all of the foregoing conditions, the Borrowers and Lender shall (a) execute two counterparts of the Unit Schedule relating to the Eligible Unit(s) to be added as Pledged Unit(s), which schedule shall thereafter constitute an addendum to this Agreement and each Unit described therein shall be identified as and constitute a Pledged Unit; and (b) execute two counterparts of a Unit Schedule Deletion Certificate in the form of EXHIBIT G attached hereto with respect to each Unit Schedule relating to the Pledged Unit(s) to be released, which report shall operate to delete the Unit Schedules identified therein from this Agreement and thereafter the Unit or Units described in such deleted schedules shall no longer be identified as or constitute a Pledged Unit or Pledged Units.

                  Section 4.6 RELEASE OF LOUISVILLE/LEXINGTON UNITS. In the event that one or more of the Pledged Units are Louisville/Lexington Units, the Borrowers shall have the right to make a one-time request that the Lender release the Louisville/Lexington Units upon the sale of the same to Dave Miller or a Person controlled by him as part of the presently contemplated sale of such Units to Dave Miller. Such request shall be made no earlier than ____ days prior to, and no later than _____ prior to, the scheduled date of closing of the sale. The Lender shall consent to such a release request provided that all of the following conditions are satisfied:

                  (a) the Business Value of the Units that will remain Pledged Units immediately following the requested release is not less than the Minimum Loan B Business Value;

                  (b) no Default has occurred and is continuing;

                  (c) Borrowers shall have provided the Lender with evidence reasonably satisfactory to the Lender that the sale of the Louisville/Lexington Units will be consummated upon release of the Louisville/Lexington Units by the Lender.

                  Section 4.7 SALE OF UNITS UNDER CONTRACT. In the event that any of the Units identified on SCHEDULE 5.10 as being subject to an agreement, commitment or option providing for the sale thereof are sold, the Borrowers shall cause the net sale proceeds with respect to each such Unit to be delivered directly to the Lender for application to the obligations of the Borrowers hereunder and under the Related Loan Agreement. Lender agrees to release the lien of the Security Agreement against such Units provided that no Default shall have occurred and be continuing and the Borrowers shall have delivered to the Lender net sale proceeds with respect to such Units in an amount not less than the following amounts:

                  (a) With respect to the Units identified on SCHEDULE 5.10 as the "St. Louis, Little Rock and Virginia Beach Units", $10,750,000;

                  (b) With respect to the Units identified on SCHEDULE 5.10 as the "Indianapolis and Toledo Units", $5,000,000;

                  (c) With respect to the Units identified on SCHEDULE 5.10 as the "Cincinnati Units", $700,000; and

                  (d) With respect to the Units identified on SCHEDULE 5.10 as the "Louisville and Lexington Units", $7,250,000.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Lender to enter into this Agreement, each Borrower hereby represents and warrants to the Lender that:

                  Section 5.1 ORGANIZATION, QUALIFICATION AND AUTHORIZATION. Borrower and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its state of organization; has the power and authority to own its property and to carry on its business as now being conducted; and is duly qualified and licensed to do business, and is in good standing, in every jurisdiction where the failure to qualify would, or would reasonably be expected, to constitute a Material Adverse Occurrence. Borrower and each Subsidiary has all requisite power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. Within the last twelve (12) months, Borrower and each Subsidiary has done business solely under the names set forth in SCHEDULE 5.1 hereto. The chief executive office and principal place of business of Borrower is located at the address set forth in SCHEDULE 5.1 hereto, and all records relating to the business of such Borrower are kept at that location and at 360 South Hope Avenue, Suite C300, Santa Barbara, California 93105. The taxpayer identification number of Borrower is set forth on SCHEDULE 5.1 hereto.

                  Section 5.2 SUBSIDIARIES; AFFILIATES. All Subsidiaries and Affiliates of Borrower are set forth and described on SCHEDULE 5.2 attached hereto. Except as set forth and described on SCHEDULE 5.2 attached hereto, neither Borrower nor any Subsidiary is a general partner in any general or limited partnership, or a joint venturer in any joint venture or a member of any limited liability company.

                  Section 5.3 POWER AND AUTHORITY. The execution, delivery and performance by Borrower and each Subsidiary of the Loan Documents to which it is a party, and the advances from time to time obtained hereunder, have been duly authorized by all necessary corporate, company or partnership action, as the case may be, and do not and will not (a) require any consent or approval which has not been obtained prior to the date hereof, (b) require any authorization, consent or approval by, or registration, declaration or filing (other than filings contemplated hereunder to perfect liens in favor of Lender) with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (c) to the Borrower's knowledge, violate any provision of law, rule or regulation, or of any order, writ, injunction or decree presently in effect having applicability to Borrower or any Subsidiary, or the articles of incorporation, bylaws or other organizational documents of Borrower or any Subsidiary; (d) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which Borrower or any Subsidiary may be bound or affected and such breach or default constitutes a Material Adverse Occurrence; (e) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by Borrower or any Subsidiary (other than as required hereunder in favor of the Lender).

                  Section 5.4 VALIDITY OF OBLIGATIONS. Each of the Loan Documents to which Borrower or any Subsidiary is a party constitutes the legal, valid and binding obligations of Borrower or such Subsidiary, as applicable, enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency or similar laws now or hereafter in effect affecting creditors' rights generally, and by general principles of equity.

                  Section 5.5 FINANCIAL STATEMENTS. Checkers has furnished the Lender with its audited balance sheet, statement of income and retained earnings, and statement of cash flow for the year ended January 3, 2000 and its interim financial statement dated March 27, 2000. Such financial statements (including any related schedules and/or notes) show all liabilities, direct and contingent, of Checkers and its Subsidiaries and have been prepared in accordance with GAAP on a consolidated basis. The balance sheets fairly present the financial condition of Checkers and its Subsidiaries as of the dates thereof, and the statements of income and retained earnings fairly present the results of the operations of Checkers and its Subsidiaries for the periods indicated. Since the date of the financial statements described above, there has been no Material Adverse Occurrence. Checkers and its Subsidiaries have good and marketable title to all of the property and assets reflected in the interim balance sheet and any purported to have been acquired after said date, subject to exceptions and encumbrances as therein detailed.

                  Section 5.6 LITIGATION. Except as disclosed to the Lender on SCHEDULE 5.6 hereto, there is no proceeding at law or in equity, or before or by any federal, state, local or other governmental entity, domestic or foreign, pending, or to their knowledge threatened, against Borrower or its Subsidiaries which, if determined adversely to such party, would constitute a Material Adverse Occurrence.

                  Section 5.7 ACCURACY OF INFORMATION. All factual information furnished or to be furnished to the Lender by or on behalf of Borrower or its Subsidiaries in connection with this Agreement is, to the Borrower's knowledge, and will be, to the Borrower's knowledge, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading on such date.

                  Section 5.8  TAXES. Except as set forth and described on
SCHEDULE 5.8 hereto, Borrower and its Subsidiaries have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by them. Borrower and its Subsidiaries have filed all federal, state and local tax returns which, to the knowledge of the officers of Borrower are required to be filed, and have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by it to the extent such taxes have become due, except (i) for any such tax, assessment, charge or claim whose amount, applicability or validity is being contested by Borrower or its Subsidiary, as applicable, in good faith and by proper proceedings and for which Borrower or such Subsidiary shall have set aside adequate reserves, and (ii) as set forth and described on SCHEDULE 5.8 hereto.

                  Section 5.9 ERISA. Each Plan is in substantial compliance with all applicable requirements of ERISA and the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements. No Reportable Event has occurred and is continuing with respect to any Plan. All of the minimum funding standards applicable to such Plans have been satisfied and there exists no event or condition which would reasonably be expected to result in the institution of proceedings to terminate any Plan under Section 4042 of ERISA. With respect to each Plan subject to Title IV of ERISA, as of the most recent valuation date for such Plan, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Lender) of such Plan's projected benefit obligations did not exceed the fair market value of such Plan's assets. Except as required under Section 4890B of the Code, Section 601 of ERISA or applicable state law, no Borrower or Subsidiary is obligated to provide post-retirement medical or insurance benefits with respect to employees or former employees.

                  Section 5.10 TITLES AND LIENS. Checkers and its Subsidiaries have good and marketable title to its real property and good and sufficient title to its other property, including without limitation all properties and assets reflected in the latest consolidated balance sheet referred to in SECTION 5.5 hereof, free and clear of all mortgages, security interests, liens and encumbrances, except for (a) mortgages, security interests, liens and encumbrances permitted by SECTION 7.1 hereof, and (b) covenants, restrictions, easements and minor irregularities which do not (i) materially interfere with the business or operations of Checkers Subsidiaries as presently conducted, or (ii) materially impair the value of the property to which they attach. In addition, no financing statement naming Borrower or its Subsidiaries as debtor is on file in any office except to perfect only security interests permitted by SECTION 7.1 hereof. Except as set forth on
SCHEDULE 5.10, no Unit is subject to any commitment or agreement providing for the sale of such Unit to any Person, or giving any Person an option or other contingent right to purchase such Unit.

                  Section 5.11 ENVIRONMENTAL COMPLIANCE. Borrower and its Subsidiaries have obtained, to the Borrower's knowledge after due inquiry, all permits, licenses and other authorizations which are required under federal, state and local laws (the "ENVIRONMENTAL LAWS") and regulations relating to emissions, discharges, releases of Hazardous Materials into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials at the facilities of Borrower or its Subsidiaries, or in connection with the operation of such facilities. Except as disclosed in SCHEDULE 5.11 hereof, Borrower and its Subsidiaries, and all activities of Borrower and its Subsidiaries at its facilities, comply, to the Borrower's knowledge after due inquiry, with all Environmental Laws and with the terms and conditions of any required permits, licenses and authorizations applicable to Borrower or such Subsidiary except where its noncompliance would not constitute a Material Adverse Occurrence. Except as disclosed in SCHEDULE 5.11 hereof, Borrower and its Subsidiaries are in material compliance, to the Borrower's knowledge after due inquiry, with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in Environmental Laws or contained in any plan, order, decree, judgment or notice of which Borrower or any Subsidiary is aware and with respect to which noncompliance would constitute a Material Adverse Occurrence. Except as disclosed in SCHEDULE 5.11 hereto, Borrower is not aware of, nor has Borrower received notice of, any events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance with, or which may give rise to liability under, any Environmental Laws.

                  Section 5.12 PERMITS AND FRANCHISES. To Borrower's knowledge, all certificates, permits, licenses and other authorizations from government bodies or authorities which are necessary to permit the operation of the business of the Borrower and its Subsidiaries have been obtained and are in full force and effect except where its failure to obtain such permits, licenses and other authorizations would not constitute a Material Adverse Occurrence.

                  Section 5.13  FRANCHISE AGREEMENTS. Set forth on SCHEDULE
5.13 is a complete and accurate description of each Franchise Agreement to which any Borrower is a party. Checkers is the sole party with an interest in the rights of the franchisor under the Franchise Agreements. Except as disclosed in SCHEDULE 5.13 and to the knowledge of the Borrower, no material default exists under the terms of any Franchise Agreement as currently in effect, and neither Checkers nor any other Borrower has received any notice of any material default under any Franchise Agreement within the preceding six months.

                  Section 5.14 LEASES. Set forth on the Unit Schedules is a complete and accurate list of each real property lease covering all or any portion of the Real Property relating to each Pledged Unit. The Borrowers have delivered to the Lender true, correct and complete copies of the Leases as currently in effect. No default currently exists under any term of any Lease. Borrowers are the sole parties with an interest in each Lease and are reflected as such in the records of the lessor.

                  Section 5.15  LOCATION OF COLLATERAL. Set forth on SCHEDULE
5.15 is a complete list of each Unit operated by Borrower and each other location where any tangible real or personal property of the Borrower is located, and set forth on each Unit Schedule is a complete and accurate description of the location(s) where Collateral relating to the Unit described on such schedule is located.

                  Section 5.16 PATENTS, TRADEMARKS, ETC. Borrower and each Subsidiary possesses or has the right to use all of the patents, trademarks, trade names, service marks and copyrights, and applications therefor, and all technology, know-how, processes, methods and designs used in or necessary for the conduct of its business, without known conflict with the rights of others. All such licenses, patents, trademarks, trade names, service marks and copyrights, and applications therefor existing on the date hereof are listed on SCHEDULE 5.16.

                  Section 5.17 LABOR MATTERS. To the knowledge of the Borrower, no Borrower nor any Subsidiary is a party to any contract or agreement, or subject to any charge, corporate restriction, judgment, decree or order, the performance of which would constitute a Material Adverse Occurrence; no labor contract to which Borrower or Subsidiary is subject is scheduled to expire during the original term of this Agreement; and, except as set forth on SCHEDULE 5.17, on the date of this Agreement neither Borrower nor any Subsidiary is a party to any labor dispute and there are no strikes or walkouts relating to any labor contracts to which Borrower or any Subsidiary is subject.

                  Section 5.18 SECURITIES ACT. Borrower has not issued any unregistered securities in violation of the registration requirements of
Section 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, in any material respect.

                  Section 5.19  FINANCIAL SOLVENCY. Except as set forth on
SCHEDULE 5.19, both before and after giving effect to all of the transactions contemplated in the Loan Documents, Borrower and each of its Subsidiaries (a) was not and will not be insolvent, as that term is used and defined in
Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act, (b) does not have unreasonably small capital and is not engaged or about to engage in a business or transaction for which any remaining assets of Borrower or such Subsidiary are unreasonably small,
(c) does not, by executing, delivering or performing its obligations under the Loan Documents or by taking any action with respect thereto, intend to, nor believe that it will, incur debts beyond its ability to pay them as they mature, (d) does not, by executing, delivering or performing its obligations under the Loan Documents or by taking any action with respect thereto, intend to hinder, delay or defraud either its present or future creditors; and (e) does not contemplate filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law of any jurisdiction or country and, to the best knowledge of Borrower, is not the subject of any bankruptcy or insolvency proceeding or similar proceeding under any law of any jurisdiction or country threatened or pending against Borrower or any of its Subsidiaries.

                                   ARTICLE VI

                             AFFIRMATIVE COVENANTS

                  Each Borrower hereby covenants and agrees with the Lender that on the Closing Date, and thereafter for so long as the Liabilities or any portion thereof remain unpaid or the Lender has any obligation to make advances against the Note, such Borrower shall, and shall cause each of its Subsidiaries, to comply with the following requirements:

                  Section 6.1  REPORTING REQUIREMENTS.  Furnish to the Lender:

                  (a) As soon as available and in any event within 120 days after the close of each fiscal year of Checkers, the annual consolidated balance sheet of Checkers and its Subsidiaries as at the end of such year and a statement of its income and retained earnings and statement of cash flow for such year audited by independent certified public accountants of recognized standing selected by Checkers and acceptable to the Lender. Such statements shall be prepared on a consolidated basis in accordance with GAAP in a manner consistent with the financial statements referred to in SECTION 5.5 and shall be accompanied by the report of such accountants in form and substance reasonably satisfactory to the Lender;

                  (b) As soon as available and in any event within 45 days after the close of each fiscal quarter of Checkers, a company-prepared quarterly balance sheet of Checkers and its Subsidiaries as at the end of such quarter and a statement of its income and retained earnings and statement of cash flow for such quarter, certified to Lender by the chief financial officer of Checkers. Such statements shall be prepared on a consolidated basis in accordance with GAAP in a manner consistent with the financial statements referred to in SECTION 5.5.

                  (c) Within ten (10) days after Lender's written request, copies of each tax return (together with supporting schedules) of Checkers and its Subsidiaries requested by Lender.

                  (d) From time to time such other information pertaining to each Borrower and their respective Subsidiaries and their financial conditions, as the Lender may reasonably request in writing.

                  Section 6.2 MAINTAIN ASSETS. Keep and maintain in good repair, working order and condition all of its assets and properties which are necessary or useful in its business (ordinary wear and tear excepted).

                  Section 6.3 TAXES, ASSESSMENTS AND CHARGES. Promptly pay or discharge when due (a) all taxes, assessments and other governmental charges levied or imposed upon it or upon its income or profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any of its properties; PROVIDED, however, that each Borrower and its Subsidiaries shall not be required to pay any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which such Borrower or Subsidiary has established adequate reserves in accordance with GAAP.

                  Section 6.4 NOTIFICATION OF CHANGES. Promptly provide the Lender with written notice of any of the following:

                  (a) any litigation which might materially and adversely affect it;

                  (b)  the occurrence of any Default under this Agreement;

                  (c)  any Material Adverse Occurrence;

                  (d) its receipt of (and promptly furnish the Lender with a copy of) any citation relating to Hazardous Materials;

                  (e) its receipt of any notice of default from, or its provision of any notice of default to, any Person under any Franchise Agreement;

                  (f) the occurrence of a Reportable Event or Prohibited Transaction with respect to any Plan, together with a notice specifying the nature thereof and what action the Borrowers propose to take with respect thereto, and, when received, copies of any notice from PBGC of intention to terminate or have a trustee appointed for any Plan;

                  (g) any change in location of any of the Collateral to locations other than those identified in this Agreement or in SCHEDULE 5.15, together with a list of such new location(s), the legal description of the location and the name and address of any landlord and/or mortgagee;

                  (h) any change in the name of any Borrower or any of their Subsidiaries; or

                  (i) any addition to the list of patents, trademarks, copyrights and other information set forth on SCHEDULE 5.16.

                  Section 6.5 PRESERVATION OF EXISTENCE. Maintain and preserve, and cause each Subsidiary to maintain and preserve (a) its existence and good standing as a corporation or other form of business organization, as the case may be, in the jurisdiction of its formation, (b) its qualification to do business in every other jurisdiction in which the nature of its business makes such qualification necessary, and (c) all rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, franchises and other authority to the extent material and necessary for the conduct of its respective business in the ordinary course as conducted from time to time.

                  Section 6.6 COMPLIANCE WITH LAW. Comply in all material respects with all applicable statutes, laws, rules and regulations, and use and keep its assets, and will require that others use and keep its assets, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                  Section 6.7 CONDUCT OF BUSINESS. Continue to engage in an efficient and economical manner in the business of, and solely in the business of owning, operating, leasing and franchising the Units and other Checkers and Rally's restaurants. The Units shall be operated as Checkers or Rally's restaurants unless the Lender consents in writing to a change in concept, which consent the Lender may grant or withhold in its sole discretion.

                  Section 6.8 BOOKS AND RECORDS. Keep true and accurate records and books of account in accordance with sound accounting principles; and permit any agent or representative of the Lender at any reasonable time upon reasonable prior notice, to visit, inspect and make copies of any of their books and financial records and discuss their business with its officers, directors, managers, legal counsel or accountants. Lender agrees to use its reasonable efforts to maintain in confidence all information provided by any Borrower to Lender which is specifically designated in writing as privileged or confidential ("CONFIDENTIAL INFORMATION"), and not to disclose any such information to anyone except (a) to employees, agents, auditors and counsel of the Lender, its parent, its subsidiaries and its affiliates (collectively, the "LENDER RELATED PARTIES"), (b) to regulatory agencies in connection with examinations of the records of any Lender Related Party, (c) pursuant to a subpoena, court order or otherwise as may be required by law,
(d) in connection with any court or arbitration proceeding to which any Lender Related Party is a party, to the extent such information is relevant to matters at issue in such proceeding, and (e) any Investor (as defined in SECTION 9.13), Rating Agency (as defined in SECTION 9.13), prospective Investor or organization maintaining databases on the underwriting and performance of commercial loans. Confidential Information shall not include any information that is rightfully received from a third party without accompanying use or disclosure restrictions, is independently developed by employees of the Lender or its affiliates who have not had access to such confidential information, is or becomes publicly available through no wrongful act of the Lender or its affiliates, or is already known to the Lender, or is approved for release by a Borrower.

                  Section 6.9 REIMBURSEMENT OF EXPENSES. Reimburse the Lender on written demand (which demand shall be accompanied by reasonable supporting documentation; it being agreed that such documentation need not in any event include attorney/client privileged materials) for (a) any out-of-pocket expenses incurred by the Lender, including reasonable attorneys' fees, in the preparation, performance or amendment of any of the Loan Documents; and (b) any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, this Agreement or the other Loan Documents, together with interest on any amount not paid within thirty (30) days of demand at the highest rate of interest then accruing on the Notes. The Borrowers agree that Lender's out-of-pocket expenses for customary closing costs and fees, and for the preparation of the Loan Documents, will be reimbursed to the Lender from the Proposal Fee; all out-of-pocket expenses in excess of the Proposal Fee shall be reimbursed to the Lender or paid by the Borrowers at closing or upon demand by the Lender.

                  Section 6.10 ERISA. Maintain, and cause each ERISA Affiliate to maintain, each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which any Borrower or ERISA Affiliate would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, in either case in an amount exceeding $50,000, (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, any Borrower or ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of

ERISA and Section 412 of the Code), whether or not waived, with respect to any Plan in an aggregate amount exceeding $50,000, or (c) fail to make any payments in an aggregate amount exceeding $50,000, to any Multiemployer Plan that any Borrower or ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto.

                  Section 6.11 LEASES. Comply in all material respects with the terms of the Leases and take all such actions as may be reasonably required to maintain the Leases for the respective terms thereof.

                  Section 6.12 INSURANCE. Obtain and at all times maintain insurance with financially sound and reputable insurers in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general area in which it operates. Without limiting the foregoing, at all times each Borrower shall, and shall cause its Subsidiaries to, keep all tangible Collateral insured against such risks and in such amounts as required by the Mortgage and the Security Agreement and keep the Mortgaged Properties insured against such risks and in such amounts as required by the Mortgage and the applicable Lease. In the case of any material loss, damage to or destruction of the Collateral or the Mortgaged Properties, or any part thereof, the Borrowers shall promptly give written notice thereof to the Lender generally describing the nature and extent of such loss, damage or destruction.

                  Section 6.13 FURTHER ACTS, ETC. At Borrowers' sole cost and expense, do, perform, execute, acknowledge and deliver such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender may, from time to time, reasonably require for (a) the better conveying, assigning, transferring, and confirming unto Lender the Properties, the Leases, the Collateral and the other rights granted or to be granted to the Lender hereunder or under any of the other Loan Documents, (b) carrying out the intention of, or facilitating the performance of, the terms of this Loan Agreement and the other Loan Documents, (c) filing, registering or recording any Loan Document, or (d) for complying with all applicable state or federal law. Borrower will, on written demand, execute and deliver to Lender, and hereby authorizes Lender, following 10 days' written notice to Borrowers, to execute in the name of any Borrower or without the signature of any Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence or perfect more effectively the security interest of Lender in the Mortgaged Properties, the Leases and the Collateral. Each Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender pursuant to this SECTION 6.13.

                  Section 6.14  ESTOPPEL CERTIFICATES.

                  (a) Furnish to Lender or any proposed assignee, within ten
         (10) days after receipt of a request therefor, with a statement, duly acknowledged and certified by Borrower setting forth to Borrower's knowledge (i) the original principal amount of each Note, (ii) the unpaid principal amount of each Note, (iii) the rate of interest of each Note,
         (iv) the terms of payment and maturity date of each Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under this Loan Agreement, (vii) this Loan Agreement, each Note and each of the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (ix) that all Leases are in full force and effect have not been modified (or if modified, setting forth all modifications), (x) the date to which the rents under each Lease have been paid, (xi) whether or not, to the best knowledge of such Borrower, any default exists under any Lease and setting forth the specific nature of any such default, (xii) the amount of security deposits held or paid by such Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xiii) as to any other matters reasonably requested by Lender and reasonably related to this Loan Agreement, the obligations secured hereby, the Properties, the Leases or the Collateral.

                  (b) Upon any transfer or proposed transfer contemplated by
         SECTION 9.13, at Lender's request, Borrower shall provide, an estoppel certificate to the Investor (defined in SECTION 9.13) or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may require.

                  Section 6.15 FIXED CHARGE COVERAGE. At all times from and after December 31, 2001, cause Checkers to maintain, on a consolidated basis, a Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters ending on, or most recently ended prior to such time, of not less than 1.25 to 1.0.

                  Section 6.16 DELIVERY OF DOCUMENTS RELATING TO THE INITIAL REAL ESTATE COLLATERAL. As soon as available but in any event not more than sixty (60) days following the Closing Date, deliver to cause the delivery to Lender of the following with respect to the Initial Real Estate Collateral:

                  (a) a policy of flood insurance naming the Lender as an additional insured covering the improvements located on each parcel of land constituting the Initial Real Estate Collateral in an amount equal to the maximum limit of coverage available for such property under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 and the National Flood Insurance Act of 1994, as each may be amended (the "FLOOD INSURANCE ACTS"), or proof reasonably satisfactory to Lender that no portion of the improvements located on such parcel are located in an area identified by the Federal Emergency Management Agency or any successor thereto as having special flood hazards pursuant to the Flood Insurance Acts;

                  (b) a properly completed and acknowledged environmental questionnaire in the form required by Lender relating to the Initial Real Estate Collateral, such environmental searches and assessments as Lender may require and, if required by Lender, environmental insurance in such form and amount as Lender may reasonably require; and

                  (c) a Subordination Agreement covering the interest of any Person other than a Borrower in the Initial Real Estate Collateral, properly executed by such parties as Lender may reasonable require.

                  Section 6.17 DELIVERY OF NONDISTURBANCE AGREEMENTS. In the event that the Borrowers are unable to obtain any Nondisturbance Agreement required under SECTION 4.1(j) with respect to any Pledged Unit, and the Lender reasonably determines that the interest of any Borrower or the Lender in and to the Real Property relating to such Pledged Unit could be extinguished or impaired if such Nondisturbance Agreement is not obtained, the Lender may provide the Borrowers with written notice requiring delivery of such Nondisturbance Agreements, in substantially the form attached hereto as EXHIBIT D-2 and otherwise in form and substance reasonably acceptable to Lender, properly executed by such parties as the Lender may require. The Borrowers shall have sixty (60) days from the date of such written notice to either deliver such Nondisturbance Agreements to the Lender or to substitute an alternative Eligible Unit for such Pledged Unit in accordance with the procedures set forth in
SECTION 4.6 hereof.

                                       ARTICLE VII

                                   NEGATIVE COVENANTS

                  Each Borrower hereby covenants and agrees with the Lender that on the Closing Date, and thereafter for so long as the Liabilities or any portion thereof remain unpaid or the Lender has any obligation to make advances against the Notes, it will comply with the following requirements:

                  Section 7.1 LIENS AND ENCUMBRANCES. Borrower will not, and will not permit any Subsidiary to, create, assume, incur or suffer to exist any lien or encumbrance of any kind, upon all or any portion of the Mortgaged Property, any Lease, the Collateral or any Franchise Agreement, whether now owned or hereafter acquired, or of or upon the income or profits therefrom, except for:

                  (a) Liens for taxes, assessments and other governmental charges which are not delinquent or which are being contested in good faith by appropriate proceedings diligently conducted, against which reserves have been set up;

                  (b) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other similar laws or to secure the performance of statutory obligations of a like nature (exclusive of obligations for the payment of money borrowed);

                  (c)  Liens imposed by law in connection with
         transactions in the ordinary course of business, such as liens of carriers, warehousemen, mechanics and materialmen for sums not yet due or being contested in good faith and by appropriate proceedings diligently conducted, against which adequate reserves have been set up;

                  (d)  Liens in favor of the Lender;

                  (e)  The Permitted Exceptions (as defined in SECTION
         5.1 of the Mortgage);

                  (f) Purchase money liens securing Debt incurred to finance all or part of the purchase price of personal property, provided that the liens attach only to such property;

                  (g) easements, rights of way, restrictions and other similar charges or encumbrances on Mortgaged Property, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Borrower and its Subsidiaries, PROVIDED, that such easements, rights of way, restrictions and other similar charges or encumbrances do not, in the aggregate, materially detract from the value of such property; and

                  (h) licenses of copyrights, patents and trademarks to franchisees in the ordinary course of business.

                  Section 7.2 CONSOLIDATION, MERGER, ETC. Borrower will not, and will not permit any Subsidiary to, (a) lease, assign or sell all or substantially all of its property or business to any other Person, (b) merge or consolidate with or into any other Person, (c) purchase or lease or otherwise acquire all or substantially all of the assets of any other Person,
(d) sell, transfer, pledge or otherwise dispose of Capital Stock in any of its Subsidiaries, (e) liquidate, suspend or dissolve its business operations,
(f) change its name, identity (including its trade name(s)) or corporate, partnership or other structure, or (g) change the principal place of business or chief executive office set forth in SECTION 5.1 hereof, in each case without the prior written consent of Lender.

                  Section 7.3 ARM'S LENGTH TRANSACTIONS. Borrower will not, and will not permit any Subsidiary to, enter into any transaction with an affiliate or other Person except on terms consistent with those available in an arm's length transaction.

                  Section 7.4 HAZARDOUS MATERIALS. Borrower will not, and will not permit any Subsidiary to, use or cause to be used Hazardous Materials, except in substantial compliance with all applicable federal, state and local laws and regulations and except to the extent legally adequate remedial action has been taken.

                  Section 7.5 ERISA. Permit any event to occur or condition to exist which would permit any Plan to terminate under any circumstances which would cause the Lien provided for in

Section 4068 of ERISA to attach to any assets of the Borrower; and the Borrower will not permit, as of the most recent valuation date for any Plan subject to Title IV of ERISA, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Lender) of such Plan's projected benefit obligations to exceed the fair market value of such Plan's assets.

                  Section 7.6 FISCAL YEAR. Change the end of any fiscal year to any date other than the date which is 364 or 371 calendar days, as appropriate, following the last day of its prior fiscal year.

                  Section 7.7 SUBSIDIARIES. Borrower will not, and will not permit any Subsidiary to, form or acquire any corporation or other entity which would thereby become a Subsidiary, or form or enter into any partnership as a general or limited partner or into any joint venture or any limited liability company or similar entity, in each case without the prior written consent of the Lender and execution of such amendments and supplements to the Loan Documents as the Lender may reasonably require by the entity forming the subsidiary and such other Persons as Lender may require.

                  Section 7.8 DEBT. At any time prior to the Revolving Credit Conversion Date, Borrower will not, and will not permit any Subsidiary to, directly or indirectly, incur, create, issue, assume or suffer to exist any Debt, except: (a) Debt under the terms of this Agreement and the Related Loan Agreement; (b) trade payables arising from the purchase by Borrower or its Subsidiaries of goods and services in the ordinary course of business,
(c) Debt in the aggregate amount incurred during the term hereof with respect to the acquisition of point of sale equipment by the Borrowers not to exceed $4,000,000, (d) Debt outstanding on the date hereof and listed on SCHEDULE 7.8, (e) other Debt approved in writing by the Lender, and (f) Debt not otherwise accepted above in the aggregate amount at any time outstanding of not more than $1,000,000.

                  Section 7.9 RESTRICTED PAYMENTS. Borrower will not, and will not permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment without the prior written consent of the Lender, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any other Borrower (directly or indirectly through Subsidiaries), and (c) to make regularly scheduled payments of principal and interest under the Related Loan Agreement and on the Related Notes to the extent permitted thereby and subject to the subordination provisions applicable thereto. Salary and bonuses paid in the ordinary course of business to employees of the Borrower who are also shareholders of such Borrower shall not constitute Restricted Payments.

                  Section 7.10 ADVANCES, INVESTMENTS AND LOANS. Borrower will not, nor will it permit any Subsidiary to, acquire for value, make, have or hold any Investments, except: (a) advances to employees of the Borrower or any Subsidiary for (i) travel or other ordinary business expenses, provided that the aggregate amount outstanding at any one time shall not exceed $100,000 in the aggregate for all employees and (ii) other purposes, including without limitation loans to employees, provided that the aggregate amount outstanding at any time shall not exceed $200,000; (b) advances to subcontractors and suppliers in maximum aggregate amounts not to exceed $250,000 at any one time outstanding; (c) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale of goods and services in the ordinary course of business; (d) shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of business; (e) Investments (other than Investments in the nature of loans or advances) outstanding on the date hereof in Subsidiaries by the Borrower and other Subsidiaries; (f) other Investments outstanding on the date hereof with a fair market value in excess of $500,000 each and listed on SCHEDULE 7.10; (g) seller financing provided to the Purchasers of the Units identified on
SCHEDULE 5.10 as being subject to an agreement, commitment or option providing for the sale thereof, PROVIDED that in connection with such sale net proceeds in the amount required under SECTION 4.7 have been delivered to Lender; and (h) other Investments consented to by the Lender in writing.

                  Section 7.11 AVERAGE SENIOR FUNDED DEBT TO EBITDA. Borrower will not at any time permit the ratio of (a) Average Senior Funded Debt for the period of four fiscal quarters ending on or most recently ended prior to such date, to (b) EBITDA for the period of four fiscal quarters ending on or most recently ended prior to such date, to exceed 4.0 to 1. For purposes of this SECTION 7.11, the term "AVERAGE SENIOR FUNDED DEBT" shall mean the average outstanding principal balance of the Term Loan during the period of four fiscal quarters ending on or most recently ended prior to such date.

                  Section 7.12 EBITDA. Borrower shall not permit the aggregate EBITDA of the Borrowers, calculated on a consolidated basis, to be less than the following amounts for the following periods:


                                   PERIOD                                         AMOUNT
                           June 19, 2000 through                                $3,300,000
                             September 10, 2000

                           June 19, 2000 through                                $8,200,000
                             January 1, 2001

                           June 19, 2000 through                                $10,200,000
                             March 16, 2001

                           June 19, 2000 through                                $13,400,000
                             June 18, 2001

From and after June 18, 2001, Borrower shall not at any time permit consolidated EBITDA of the Borrowers, for the period of four fiscal quarters ending on, or most recently ended prior to such time, to be less than $13,400,000.

                                   ARTICLE VIII

                           EVENTS OF DEFAULT; REMEDIES

                  Section 8.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default:

                  (a) default in the payment of any installment of principal or interest on the Note when it becomes due and payable; or

                  (b) default in the payment of any fees, costs or expenses required to be paid by the Borrowers, or any one or more of them, under this Agreement or any other Loan Document and the continuance of such default for a period of five (5) calendar days following written notice from Lender; or

                  (c) default in the performance, or breach, of any covenant on the part of the Borrowers, or any one or more of them, contained in
         ARTICLE VII and, if such default is susceptible to cure, continuance of such default for a period of ten (10) calendar days following written notice from Lender; or

                  (d) default in the performance, or breach, of any covenant or agreement of the Borrowers, or any one or more of them, in this Agreement (other than a covenant or agreement the performance or breach of which is elsewhere in this SECTION 8.1 specifically dealt with) and the continuance of such default or breach for a period of thirty (30) calendar days after notice thereof to the Borrowers from Lender; or if such default or breach is cureable but cannot be cured within the above-mentioned thirty (30) days, the Borrowers will upon proving diligence to cure, have an additional fifteen (15) days to cure such failure or occurrence but only if it does not diminish the security given under the Loan Documents and no other default exists hereunder.

                  (e) default in the performance, or breach, of any covenant or agreement of the Borrowers (or any one or more of them), any of their respective Subsidiaries under any Loan Document other than this Agreement (other than a covenant or agreement the performance or breach of which is elsewhere in this SECTION 8.1 specifically dealt with) and the continuance of such default beyond the applicable period of grace, if any, specified in such Loan Document; or

                  (f) any Borrower or any Subsidiary or Affiliate of any Borrower shall fail to pay when due, or any event shall occur resulting in the acceleration of, (i) any Debt to Lender or any of its subsidiaries or affiliates (other than the Liabilities); or (ii) any Debt to any person or entity other than the Lender or any of its subsidiaries or affiliates aggregating at least $250,000; or

                  (g) any Borrower or any Subsidiary or Affiliate of any Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or shall sell all or substantially all of its assets; or any Borrower shall terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course with respect to any Pledged Unit and shall not have substituted an Eligible Unit therefor within sixty (60) calendar days after such suspensions, termination or failure; or

                  (h) any representation or warranty contained in or delivered pursuant to any of the Loan Documents shall prove false in any material respect as of the time made; or

                  (i) any event shall occur which entitles any Franchisee, immediately or following the giving of notice or lapse of any applicable grace period, to terminate any Franchise Agreement and such termination would, or would reasonably be expected to, constitute a Material Adverse Occurrence; or

                  (j) any Borrower shall sell, encumber, or otherwise transfer all or any material part of its interest in the Mortgaged Properties, any Lease, the Collateral or any Franchise Agreement, in each case without the prior written consent of the Lender; or

                  (k) any Borrower or any Subsidiary or Affiliate of any Borrower shall (i) become insolvent or unable to pay its debts generally as they mature, (ii) suspend its ordinary course of business,
         (iii) make a general assignment for the benefit of creditors, (iv) admit in writing its inability to pay its debts generally as they mature, (v) file or have filed against it a petition in bankruptcy or a petition or answer seeking a reorganization, arrangement with creditors or other similar relief under the Federal bankruptcy laws or under any other applicable law of the United States of America or any state thereof, and such petition or answer shall remain undismissed for a period of more than sixty (60) days; (vi) consent to the appointment of a trustee or receiver for it, or for a substantial part of its property, or (vii) take any corporate or other action for the purpose of effecting or consenting to any of the foregoing; or

                  (l) Judgments against the Borrowers and their respective Subsidiaries and Affiliates, or any one or more of them, for the payment of money totaling in excess of $250,000 shall be outstanding for a period of sixty (60) days without a stay of execution; or

                  (m) a Change in Control or Control Event shall occur; or

                  (n) an Event of Default shall occur under the Related Loan Agreement.

                  Section 8.2 REMEDIES. Upon the occurrence of an Event of Default the Lender may, at its option, (a) terminate its obligation to make any further advances against the Note, if any such obligation exists; (b) declare the Liabilities to be immediately due and payable, whereupon the same shall become immediately due and payable together with accrued interest thereon; (c) until payment in full of the liabilities or final sale or disposition of all Collateral, take possession of all premises owned, leased or held by the Borrower upon which any Collateral is or may be located (the "PREMISES") for the purpose of holding, processing, manufacturing, selling or otherwise disposing of goods which are inventory, or providing services under contracts for receivables, or using, operating, storing, liquidating or realizing upon any Collateral and for other purposes which the Lender may in good faith deem to be related or incidental purposes, and without liability to the Borrower for the payment of rent or performance of any other of their obligations under any lease of the Premises; and (d) exercise any other of its rights and remedies under the Loan Documents or otherwise available at law or in equity. Upon the occurrence of an Event of Default described in SECTION 8.1(k), the obligation, if any, of the Lender to make any advance against the Notes shall automatically terminate, and the Liabilities shall immediately become due and payable, without any election or action on the part of the Lender. In addition, the Lender may, at any time whether before or after the occurrence of a Default and whether before or after expiration of any applicable cure period (but if no Default has occurred and is continuing, following five (5) days prior written notice to Borrowers), advance funds and take other action necessary to cure any default under any Franchise Agreement or Lease, or to enforce or preserve the rights of the Lender under this Agreement or any other Loan Document, or to enforce or preserve the rights and interest of the Lender in all or any part of the Mortgaged Properties, the Leases or the Collateral, which amounts the Borrower agrees to repay upon demand together with interest at the highest rate provided for in the Notes.

                                 ARTICLE IX

                                MISCELLANEOUS

                  Section 9.1  BINDING EFFECT; ASSIGNMENT. The parties
hereto agree that this Agreement shall be binding upon and inure to the benefit of their respective successors in interest and assigns including any holder of any Note; provided however, that no Borrower may assign or transfer its interest hereunder without the prior written consent of the Lender. The Lender may, without notice, assign, or sell participations in, the Note and the other Loan Documents and may provide such participants and purchasers with any financial and other information concerning the Borrowers which has been provided to the Lender by the Borrower or which the Lender has otherwise obtained.

                  Section 9.2 GOVERNING LAW; VENUE. The Loan Documents shall be interpreted and construed in accordance with and governed by the laws of the State of Arizona, without regard to its law governing choice of law or conflict of law, except as otherwise provided and except to the extent the laws of other jurisdictions apply to the creation, perfection and foreclosure of real estate and personal property liens. THE BORROWER HEREBY CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF ARIZONA IN CONNECTION WITH ANY CONTROVERSY INVOLVING OR RELATED TO ANY OF THE LOAN DOCUMENTS, WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT, AND AGREES THAT ANY LITIGATION INITIATED BY

IT OR ON ITS BEHALF AGAINST THE LENDER IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS SHALL BE VENUED IN EITHER THE SUPERIOR COURT OF MARICOPA COUNTY, ARIZONA, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA.

                  Section 9.3 WAIVER OF JURY TRIAL. EACH BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

                  Section 9.4  [Intentionally Omitted]

                  Section 9.5  NOTICES.

                  (a) Except as otherwise expressly provided herein, all notices, requests and demands and other communications provided for under the Loan Documents shall be in writing and mailed or delivered to the applicable parties at their respective addresses set forth on the execution pages hereto or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying with the terms of this SECTION 9.5. All such notices, requests, demands and other communications shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out on the execution page hereto of such party, (c) the day following the day on which the same is delivered prepaid to a reputable national overnight air courier service, or (d) the third business day following the day on which the same is placed in the United States mails, certified or registered, postage prepaid, addressed to such party at the address set out on the execution page hereto of such party.

                  (b) Copies of all notices, requests, demands and other communications sent to any Borrower shall also be sent to Brett Cohen, Esq. at Christensen, Miller, et al., 2121 Avenue of the Stars, 18th Floor, Los Angeles, California 90067, Telecopy (310) 556-2920, or to such other individual or at such other address and telecopy number as shall be designated by the Borrowers in a written notice to the Lender complying with the terms of this SECTION 9.5.

                  (c) Copies of all notices, requests, demands and other communications sent to the Lender shall also be sent to Textron Financial Corporation, Legal Department, 40 Westminster Street, P.O. Box 6687, Providence, RI 02940-6687, Attn: Division Counsel - Franchise Finance Division, Telecopy (401) 621-5040, or to such other individual or at such other address and telecopy number as shall be designated by the Lender in a written notice to the Borrowers complying with the terms of this SECTION 9.5.

                  Section 9.6 AMENDMENT AND WAIVER. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder and no course of dealing between any Borrower and the Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Neither this Agreement nor any provision hereof may be modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  Section 9.7  HEADINGS.  The headings of various
sections of this Agreement have been inserted for reference only and shall not be deemed to be a part of this Agreement.

                  Section 9.8 JUDICIAL INTERPRETATION. Should any provision of this Agreement or any of the other Loan Documents require interpretation, it is agreed that the interpreting Person shall not apply a presumption that the terms hereof shall be more strictly construed against any Person, whether by reason of the rule of construction that a documents is to be construed more strictly against the Person who prepared the same or otherwise, it being agreed that all parties hereto have participated in the preparation of this Agreement and the other Loan Documents.

                  Section 9.9 SEVERABILITY. All provisions of this Agreement and any other of the Loan Documents are severable and if any provision shall be held invalid or unenforceable, the validity and enforceability of the remaining provisions shall in no way be affected.

                  Section 9.10 AGREEMENT SUPERSEDES. This Agreement supersedes and has merged into it all prior oral and written agreements (including the commitment letter dated June __, 2000) on the same subjects with the effect that this Agreement shall control the subject matter covered by it.

                  Section 9.11 ACCEPTANCE. The Loan Documents shall not be effective until accepted by the Lender in Tempe, Arizona. Notice of acceptance need not be given to any Borrower.

                  Section 9.12 OPINION OF COUNSEL. Borrowers acknowledge and agree that (a) the Lender has offered to retain special legal counsel to the Lender to render an opinion, at the Borrowers' costs and expense, in relation to the validity, binding effect and enforceability of the loan documents and the availability of remedies thereunder, (b) the Lender has not required, directly or indirectly as a condition of any loan or advance, any attorney representing the Borrowers to give such an opinion, and (c) to the extent the opinion delivered pursuant to SECTION 2.12 hereof includes opinions in relation to the validity, binding effect and enforceability of the loan documents and the availability of remedies thereunder, such opinions were provided by the Borrowers to the Lender voluntarily in lieu of retention by the Lender of special legal counsel to render such opinions.

                  Section 9.13 SECONDARY MARKET.

                  (a) Lender may, at any time, sell, transfer or assign all or any portion of its right, title and interest in and to this Loan Agreement, the Note and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein (the "PARTICIPATIONS") or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "SECURITIES"). Lender may forward to any purchaser, transferee, assignee or servicer of, or participant or investor in, such Participations or Securities (collectively, the "INVESTOR"), any agency rating such Securities (collectively, the "RATING AGENCY"), any prospective Investor and any organization maintaining databases on the underwriting and performance of commercial loans, all documents and information which Lender, or its Subsidiaries or Affiliates, now has or may hereafter acquire relating to the Liabilities, any Borrower, any Subsidiary or Affiliate of any Borrower, any surety, indemnitor or other Person obligated with respect to all or any portion of the Liabilities, the Properties, the Collateral or the Leases, whether furnished by the Borrowers, any Subsidiary or Affiliate of the Borrowers, any such guarantor, indemnitor or other obligated Person, or otherwise, as Lender determines necessary or desirable. Each Borrower irrevocably waives any and all rights it may have under applicable state or federal law to prohibit such disclosure, including but not limited to any right of privacy.

                  (b) Each Borrower agrees to cooperate in all reasonable respects with Lender in connection with any transfer made, or any Securities created, pursuant to this SECTION 9.13, including, without limitation, the delivery of such estoppel certificates, amendments and other documents as may be reasonably requested by Lender. Each Borrower shall also furnish, and cause each of its Subsidiaries and Affiliates to furnish, and each Borrower, its Subsidiaries and Affiliates, and any guarantor, indemnitor or other Person obligated with respect to the Liabilities consent to Secured Party furnishing to such Investors or such prospective Investors or such Rating Agency, any and all information concerning the Properties, the Leases and the Collateral, the financial condition of the Borrowers and their respective Subsidiaries and Affiliates, and any guarantor, indemnitor or other person obligated with respect to the Liabilities as may be requested by Lender, any Investor, any prospective Investor or any Rating Agency in connection with any sale, transfer or Participations or Securities.

                  Section 9.14 NO RELIANCE; NO LENDER OBLIGATIONS. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of this Loan Agreement or any other Loan Document shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Loan Agreement or any other Loan Document (including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy), Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender. Borrowers recognize and acknowledge that, in accepting this Loan Agreement and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth herein and in the other Loan Documents, without any obligation on the part of the Lender to investigate the Properties, the Leases or the Collateral.

                  Section 9.15 CONFLICT BETWEEN LOAN DOCUMENTS. In the event of a conflict between the terms of this Agreement and the terms of any other Loan Document, the terms of this Agreement shall control.

            [Remainder of this page intentionally left blank;
                         signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed and delivered the date and year first above written.



Address:                                    CHECKERS DRIVE-IN RESTAURANTS, INC.,
14255 - 49th Street North                   a Delaware corporation
Building 1
Clearwater, FL  33762
Telecopy: (727) 519-2265

                                            By
                                              ----------------------------------
                                             Its
                                                --------------------------------

Address:                                    CHECKERS PUERTO RICO, INC.,
14255 - 49th Street North                   a Puerto Rico corporation
Building 1
Clearwater, FL  33762
Telecopy: (727) 519-2265

                                            By
                                              ----------------------------------
                                             Its
                                                --------------------------------

Address:                                    RALLY'S OF OHIO, INC.,
14255 - 49th Street North                   an Ohio corporation
Building 1
Clearwater, FL  33762
Telecopy: (727) 519-2265

                                            By
                                              ----------------------------------
                                             Its
                                                --------------------------------

Address:                                    RALLY'S MANAGEMENT, INC.
14255 - 49th Street North                   a Kentucky corporation
Building 1
Clearwater, FL  33762
Telecopy: (727) 519-2265

                                            By
                                              ----------------------------------
                                             Its
                                                --------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed and delivered the date and year first above written.


Address:                                    TEXTRON FINANCIAL CORPORATION, a
c/o Franchise Finance Division              Delaware corporation
4545 S. Wendler Drive, Suite 109
Tempe, AZ 85282
Telecopy: (888) 249-8733

                                            By
                                              ----------------------------------
                                             Its
                                                --------------------------------

                                     EXHIBIT A

                             ELIGIBLE UNIT REQUIREMENTS

                  1. The Unit is owned by a Borrower and no other Person, and is not subject to or part of any joint venture or similar arrangement.

                  2. The Borrower's interest in the Unit, the furniture, fixtures, equipment and other personal property used in connection therewith, the real property owned or leased by the Borrower in connection therewith and the income and profits therefrom and not subject to any lien or encumbrance of any kind, other than liens and encumbrances permitted under SECTIONS 7.1(a), (b), (c), (d), (f) and (g).

                  3. Unless the Unit is a Louisville/Lexington Unit, the Unit is not subject to any commitment or arrangement providing for the sale of such Unit or the real or personal property used in connection therewith.

                  4. If the Property relating to the Unit is Leased Property, (a) the lessor under any lease relating thereto is not a Borrower or an Affiliate of any Borrower, and (b) each Lease relating thereto has an expiration date (including all renewal options) not earlier than fifteen (15) years from the date hereof or, if shorter, the average term of such Lease and all other Leases relating to Pledged Units, is not less than fifteen (15) years from the date hereof.

                  5. The Unit otherwise satisfies the Lender's then-existing underwriting standards applicable thereto for franchise loans to operators of similar franchised restaurant facilities.

                  6. The Unit is not a "Pledged Unit", as that term is defined in the Related Loan Agreement, and the Real Property relating to such Unit is not "Initial Real Estate Collateral," as that term is defined in the Related Loan Agreement.

                                    EXHIBIT B

                            TITLE POLICY REQUIREMENTS

                  ALTA Loan Policy of Title Insurance (10-17-92) or its equivalent issued by Title naming "Textron Financial Corporation, its successors and assigns" as insured in such amount as Lender may reasonably require and otherwise in form and substance acceptable to Lender. Said policy must specifically insure that the Mortgage is a first lien upon the fee interest of the Borrower in the Property subject only to such exceptions as may be reasonably acceptable to Lender. Without limiting the foregoing, said policy shall waive the all standard exceptions and insure over, among other things, (a) rights and claims of parties in possession, (b) mechanic's, contractor's or materialmen's liens and lien claims, (c) easements, or claims of easements, not shown by the public records, and (d) taxes or special assessments which are not shown as existing liens by the public records. Said policy shall also include the following endorsements or their equivalent:

                  (a)      ALTA Form 9 Comprehensive Endorsement

                  (b) If a Borrower is the owner of the fee interest in the land and improvements constituting the Real Property, an ALTA Form 3.1 Broad Form Zoning Endorsement; otherwise a zoning letter in form and substance acceptable to Lender from the applicable governmental authority

                  (c)      ALTA Form 116 Location Endorsement

                  (e)      ALTA Form 100 Access Endorsement

                  (f)      Tax Parcel Endorsement

                  (g)      Creditor's Rights Endorsement

                  (h) Tie-in Endorsement (referring to each other policy of title insurance covering all or any portion of the real property described in the Mortgage)

                                    EXHIBIT C

                             FORM OF UNIT SCHEDULE

                                  UNIT SCHEDULE

UNIT DESCRIPTION:           [_____________________]

STREET ADDRESS:             [_______________]

                            [_______________]

CONCEPT:                    [Rally's/Checkers]

DESCRIPTION OF PROPERTY:    Real property located in [____________]  County,
                            [____________], more particularly described as follows:

                                    [Insert legal description]

LEASES: Lease dated as of [____________], between [_________], as landlord, and [_____________], as tenant, covering the above-described property.

LOCATION OF COLLATERAL:     All Collateral used in connection with the operation
                            of the Unit described on this Unit Schedule is located on the above-described property at the street address set forth above.

                  THIS UNIT SCHEDULE is hereby incorporated into and made a part of that certain Loan Agreement (Subordinate Credit Facilities B and C) dated June 15, 2000 by and among Checkers Drive-In Restaurants, Inc., certain of its subsidiaries (collectively, the "BORROWERS") and Textron Financial Corporation (the "LOAN AGREEMENT"). Borrowers hereby reaffirm the representations and warranties set forth in ARTICLE V of the Loan Agreement to the extent they pertain to the Unit described above.

         Dated this ____ day of ____________, 2000.

CHECKERS DRIVE-IN RESTAURANT, INC.

By
  -----------------------------------
 Its
     ----------------------------------

CHECKERS PUERTO RICO, INC.

By
  -----------------------------------
 Its
     ----------------------------------

RALLY'S OF OHIO, INC.

By
  -----------------------------------
 Its
     ----------------------------------

RALLY'S MANAGEMENT, INC.

By
  -----------------------------------
 Its
     ----------------------------------

                                Accepted this ___ day of_________, 200__ by:

                                TEXTRON FINANCIAL CORPORATION

                                By
                                  -----------------------------------
                                 Its
                                     --------------------------------

                                     EXHIBIT D-1

                              FORM OF LANDLORD'S CONSENT

                                     EXHIBIT D-2

                          FORM OF NONDISTURBANCE AGREEMENT

                                     EXHIBIT E

                        FORM OF SUPPLEMENTAL OPINION OF COUNSEL

                                    EXHIBIT F

                        FORM OF AMENDMENT TO SECURITY AGREEMENT

                                    EXHIBIT G

                                 FORM OF MORTGAGE

                                       EXHIBIT H

                          UNIT SCHEDULE DELETION CERTIFICATE

                  THIS UNIT SCHEDULE DELETION CERTIFICATE is hereby incorporated into and made a part of that certain Loan Agreement (Senior Credit Facility A) dated June 15, 2000 by and among Checkers Drive-In Restaurants, Inc., certain of its subsidiaries (collectively, the "BORROWERS") and Textron Financial Corporation (the "LOAN AGREEMENT"). Capitalized terms not otherwise defined in this certificate shall have the meanings assigned to such terms in the Loan Agreement.

                  The Borrowers and the Lender hereby delete the Unit Schedule attached to the Loan Agreement pertaining to the following described
Unit:

UNIT DESCRIPTION:                           [_____________________]

STREET ADDRESS:                             [_______________]
                                            [_______________]
                                            [_______________]


CONCEPT:                                    [Rally's/Checkers]

                  The Borrowers hereby certify that as of the date of the execution of this certificate, no Default has occurred and is continuing.

                                            [Remainder of page intentionally
                                                     left blank]

Dated this      day of             , 2000.
           ----        ------------

CHECKERS DRIVE-IN RESTAURANT, INC.

By
  -----------------------------------
 Its
     ----------------------------------

CHECKERS PUERTO RICO, INC.

By
  -----------------------------------
 Its
     ----------------------------------

RALLY'S OF OHIO, INC.

By
  -----------------------------------
 Its
     ----------------------------------

RALLY'S MANAGEMENT, INC.

By
  -----------------------------------
 Its
     ----------------------------------


                                   Accepted this     day of          , 20   .
                                                 ---        ---------    ---

                                   TEXTRON FINANCIAL CORPORATION

                                   By
                                     -----------------------------------
                                   Its
                                       ---------------------------------

                                    SCHEDULE 4.6

                             LOUISVILLE/LEXINGTON UNITS

                                   SCHEDULE 5.1

        NAMES UNDER WHICH BORROWERS AND SUBSIDIARIES HAVE CONDUCTED BUSINESS

                        Checkers Drive-In Restaurants, Inc.
                             Rally's Hamburgers, Inc.
                               Rally's of Ohio, Inc.
                             Rally's Management, Inc.
                           Checkers of Puerto Rico, Inc.
                                 Hampton Road Foods
                                  ZDT Corporation
                       Rally's National Advertising Fund, Inc.
                       Checkers National Production Fund, Inc.
                              Merger Acquisition Corp.




                         LOCATION OF CHIEF EXECUTIVE OFFICE
                              14255 49th Street North
                                    Building 1
                                Clearwater, FL 33762

                                  SCHEDULE 5.2

                                  SUBSIDIARIES

               NAME OF BORROWER                            NAMES OF SUBSIDIARIES

               Checkers                                    Checkers of Puerto Rico, Inc.
                                                           Checkers of Chicago, Inc.
                                                           Rally's of Ohio, Inc.
                                                           Rally's Management, Inc.
                                                           Rally's National Advertising Fund, Inc.
                                                           Checkers National Production Fund, Inc.

               Checkers of Puerto Rico, Inc.               None.

               Rally's of Ohio, Inc.                       None.

               Rally's Management, Inc.                    None.

                                  AFFILIATES

                                     None.

                   GENERAL OR LIMITED PARTNERSHIP INTERESTS;
                                JOINT VENTURES;
                     LIMITED LIABILITY COMPANY INTERESTS

                                 CHA Partners
                      Skipper Road Checkers Partnership

                                   SCHEDULE 5.6

                                    LITIGATION

                                   See attached.

                                   SCHEDULE 5.8

                          UNPAID TAXES AND ASSESSMENTS

                                   See attached.

                                   SCHEDULE 5.10

                         UNITS SUBJECT TO PURCHASE AGREEMENT

                                   SCHEDULE 5.11

                     EXCEPTIONS TO ENVIRONMENTAL REPRESENTATIONS

                                   SCHEDULE 5.13

                               FRANCHISE AGREEMENTS






                        DEFAULTS UNDER FRANCHISE AGREEMENTS

                                   SCHEDULE 5.15

                                      UNITS

                                   SCHEDULE 5.17

                                   LABOR MATTERS

                                   SCHEDULE 5.19

                             FINANCIAL SOLVENCY MATTERS

         On January 7, 2000, Checkers of Chicago, Inc., a wholly owned subsidiary of Checkers Drive-In Restaurants, Inc. filed for relief under Chapter 7 of the United States Bankruptcy Code. Checkers of Chicago, Inc. had operated eight restaurants as a general partner of certain limited partnerships and three Company-owned restaurants, all of which are now closed.

                                   SCHEDULE 7.8

                                  PERMITTED DEBT

                                   SCHEDULE 7.10

                               PERMITTED INVESTMENTS